                                                                Exhibit 10.15


                          135 NATIONAL BUSINESS PARKWAY
                             NATIONAL BUSINESS PARK


         THIS AGREEMENT OF LEASE, made this 29th day of May, 1996, by and between CONSTELLATION REAL ESTATE, INC., a Maryland corporation, Agent for Owner (hereinafter referred to as "Landlord") and APPLIED SIGNAL TECHNOLOGY, INC. , a California corporation (hereinafter referred to as "Tenant"), witnesseth that the parties hereby agree as follows:


         1. Premises. Landlord is the owner of that certain real property situated in Anne Arundel County, Maryland and known as Lot 6-BR as shown on that proposed resubdivision plat entitled, "The National Business Park, Lots 6-AR, 6-BR and 7AR," a copy of which is attached hereto as Exhibit "A-I" and by this reference made a part hereof (the "Real Property"), on which Landlord intends to construct a three-story office building containing approximately 88,533 rentable square feet (hereinafter referred to as the "Building"), the said Building and Real Property to be commonly known as 135 National Business Parkway, Annapolis Junction, Maryland. Notwithstanding the foregoing and anything in this Lease contained to the contrary, Landlord reserves the right prior to the Building Permit Deadline Date referenced in Section 2.1.2 hereof to reduce the square footage of the Building to approximately 60,000 rentable square feet by eliminating the third floor (thus leaving a two-story office building). Landlord shall keep Tenant advised with its decision whether to reduce the Building by eliminating the third floor as set forth in the preceding sentence. In the event Landlord shall elect to reduce the size of the Building to approximately 60,000 square feet by eliminating the third floor, the parties hereto agree to execute an amendment to this Lease acknowledging such changes to the size of the Building.

         Landlord hereby leases unto Tenant, and Tenant hereby rents from Landlord, that portion of the Building to be known as "Suite 100" and comprised of the following: (i) effective on the Phase 1 Commencement Date as hereafter defined, that certain area situated on the first floor of the Building containing the agreed upon equivalent of 20,783 square feet rentable area (hereinafter referred to as the "Phase 1 Premises") designated as the "Phase 1 Premises" on the schedule attached hereto as Exhibit "A-2" and made a part hereof; and (ii) commencing on the Phase 2 Commencement Date as hereafter defined, that certain area situated on the first floor of the Building containing the agreed upon equivalent of 8,338 square feet of rentable area (hereinafter referred to as the "Phase 2 Premises") and designated as the "Phase 2 Premises" on Exhibit "A-2."

         In each instance in this Lease wherein reference is made to the Premises, the same shall be construed to mean the Phase 1 Premises for that period commencing from the execution of this lease until the Phase 2 Commencement Date, and from and after the Phase 2 Commencement Date, the term "Premises" shall be construed to mean the aggregate Phase 1 Premises and Phase 2 Premises.

         In addition to the Premises, Tenant shall have the right to use, on a non-exclusive basis, and in common with the other tenants of the Building the Common Areas of the Building (as that term is defined in Section 5.2.6 hereof).

2. Term.

         2.1 Phase 1 Premises. This Lease shall commence on the "Phase 1 Commencement Date" (as herein defined) and shall be for a term (herein the "Term" or the "Lease Term") of seven (7) years, plus the portion of a calendar month, if any, from the Phase 1 Commencement Date to the last day of the calendar month in which the Phase 1 Commencement Date occurs. As used in this Lease, the term "Phase 1 Commencement Date", as advanced or postponed pursuant to the terms hereof, shall be defined as the earlier to occur of (a) the date on which Tenant takes possession and occupancy of the Phase 1 Premises, or (b) the date which is fifteen (15) days following that date which is the first on which all of the following events have occurred, namely (i) the Phase 1 Premises are "substantially completed", as defined in Section 2.1.1 following, (ii) Landlord has given Tenant written notice that the Phase 1 Premises are substantially completed", and (iii) the "Phase 1 Target Date" as defined in
Section 2.1.1 following has arrived.

         Tenant, at its sole risk, shall be permitted by Landlord to enter the Phase 1 Premises prior to the Phase 1 Commencement Date solely for the purpose of installing Tenant's fixtures and equipment, provided that (a) Tenant shall in each instance coordinate its entry and installation of equipment in the Phase 1 Premises in advance of Tenant's entry, and (b) Tenants activities shall be conducted so as not to unreasonably interfere with Landlord's Phase 1 Work (as hereinafter defined.)

                  2.1.1 Substantial Completion of Phase 1 Premises. Landlord shall use its best efforts to "substantially complete" the Phase 1 Premises by March 1, 1997 ("Phase 1 Target Date"). "Substantially complete" means that: (i) Landlord has completed construction of the Building as contemplated by Section I hereof, (ii) the construction of the improvements to the Phase 1 Premises described in Section 7.1 has been completed so that Tenant can use the Phase 1 Premises for their intended purposes without material interference to Tenant conducting its ordinary business activities, (iii) the Phase 1 Premises have been approved for occupancy by governmental authorities having jurisdiction,
(iv) the Tenant has ready access to the Building and Phase 1 Premises through the lobby, hallways and elevators, and (v) the Phase 1 Premises are ready for installation of any equipment, furniture, fixtures or decoration that Tenant will install. Landlord shall keep Tenant advised as to its progress with regard to "substantially completing" the Phase 1 Premises by the Phase 1 Target Date.

                  2.1.2 Lease Contingencies.

                  A. Building Permit Contingency. Promptly upon execution of this Lease, Landlord covenants and agrees to commence and diligently prosecute the subdivision of the Property in the configuration shown generally on Exhibit "A-l" attached hereto and the application for building permit(s) for construction of the Building pursuant to Landlord's site plan(s) and construction plan(s) therefore to be submitted by Landlord to applicable governmental authority for approval (the "Building Permit"). If despite Landlord's diligent efforts, Landlord is unable to obtain the Building Permit by September 1, 1996 (the "Building Permit Deadline Date") then Landlord or Tenant, each in their sole and absolute discretion, may terminate this Lease by written notice to the other given within ten (10) days of the Building Permit Deadline Date whereupon the rights and obligations of the parties hereunder shall cease and terminate without need for the execution of any further or other instrument and Landlord shall promptly return to Tenant the Advance Rent (hereafter defined); provided, however, if Landlord shall so request, Tenant shall execute an instrument, in recordable form, whereby Tenant releases and surrenders all right, title and interest which it may have in and to the Premises under this Lease or otherwise. If possession of the Building Permit is not obtained by Landlord by the Building Permit Deadline Date due to delay(s) caused by Tenant, then the Building Permit Deadline Date shall be extended on a day-for-day basis corresponding to the days of delay caused by Tenant. Tenant's option to terminate this Lease shall be void and inoperable if at the time of exercising such option, Tenant shall be in default under the terms of this Lease beyond the expiration of any applicable cure period.

                  B. The Phase 1 Premises Deadline Date.. Notwithstanding any provision herein to the contrary, if for any reason other than delay caused by Tenant, the Landlord is unable to deliver possession of the Phase 1 Premises to Tenant by July 1, 1997 (the "Phase 1 Premises Deadline Date"), then Landlord or Tenant each in their sole and absolute discretion, may terminate this Lease by written notice to the other given within ten (10) days of the Phase 1 Premises Deadline Date whereupon the rights and obligations of the parties hereunder shall cease and terminate without need for the execution of any further or other instrument and Landlord shall promptly return to Tenant the Advance Rent (hereafter defined); provided, however, if Landlord shall so request, Tenant shall execute an instrument, in recordable form, whereby Tenant releases and surrenders all right, title and interest which it may have in and to the Premises under this Lease or otherwise. If possession of the Phase 1 Premises is not delivered to Tenant by the Phase 1 Premises Deadline Date due to delay(s) caused by Tenant,

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
then the Phase 1 Premises Deadline Date shall be extended on a day-for-day basis corresponding to the days of delay caused by Tenant. Tenant's option to terminate this Lease shall be void and inoperable if at the time of exercising such option, Tenant shall be in default under the terms of this Lease beyond the expiration of any applicable cure period.

         2.2 Phase 2 Premises. Tenant's rental of the Phase 2 Premises shall commence on the "Phase 2 Commencement Date" (as herein defined) and shall continue for the remainder of the Term as defined in Section 2.1 hereof. As used in this Lease, the term "Phase 2 Commencement Date", as advanced or postponed pursuant to the terms hereof, shall be defined as the earlier to occur of (a) the commencement of the nineteenth (19th) calendar month of the Term; (b) the date on which Tenant takes possession and occupancy of the Phase 2 Premises, or
(c) the date which is fifteen (15) days following that date which is the first on which all of the following events have occurred, namely (i) the Phase 2 Premises is "substantially completed", as defined in Section 2.2.1 following,
(ii) Landlord has given Tenant written notice that the Premises are "substantially completed", and (iii) the "Phase 2 Target Date" as defined in
Section 2.2.1 following has arrived.

         Tenant, at its sole risk, shall be permitted by Landlord to enter the Phase 2 Premises prior to the Phase 2 Commencement Date solely for the purpose of installing Tenant's fixtures and equipment, provided that (a) Tenant shall in each instance coordinate its entry and installation of equipment in the Phase 2 Premises in advance of Tenant's entry, and (b) Tenant's activities shall be conducted so as not to unreasonably interfere with Landlord's Phase 2 Work (as hereinafter defined.)

                  2.2.1 Substantial Completion of Phase 2 Premises. Landlord shall use its best efforts to "substantially complete" the Phase 2 Premises by that date which is one hundred and twenty (120) days after that date on which Tenant shall approve the Phase 2 Final Plans and Specification as set forth in
Section 7.2.1 hereof (the "Phase 2 Premises Target Date"). "Substantially Complete" means that: (i) the construction of the improvements to the Phase 2 Premises described in Section 7.2 has been completed by Landlord so that Tenant can use the Phase 2 Premises for their intended purposes without material interference to Tenant conducting its ordinary business activities, (ii) the Phase 2 Premises have been approved for occupancy by governmental authorities having jurisdiction, (iii) the Tenant has ready access to the Building and Phase 2 Premises through the lobby, hallways and elevators, and (iv) the Phase 2 Premises are ready for installation of any equipment, furniture, fixtures or decoration that Tenant will install. Landlord shall keep Tenant advised as to its progress with regard to "substantially completing" the Phase 2 Premises by the Phase 2 Target Date.

         2.3. Confirmation of Term. The Landlord and Tenant shall, within thirty
(30) days after, respectively (i) the Phase I Commencement Date, and (ii) the Phase 2 Commencement Date, confirm by written instrument the commencement and expiration dates of the Term, the Base Rent (hereafter defined) payable by Tenant hereunder, and the agreed upon rentable square footage within the Premises.

         3. Tenant's Option to Extend Term. Tenant shall have the option to extend the Term of this Lease for one (1) additional period of five (5) years (the "Renewal Term") to commence immediately upon the expiration of the initial seven-year Term. Tenant's rental of the Premises during the Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease, except that Tenant shall pay to Landlord as Base Rent that amount equal to the "Prevailing Market Rate" (including annual adjustments). For purposes of this
Section 3, the term "Prevailing Market Rate" shall mean the then prevailing market rate being charged for comparable space in comparable office buildings within a five (5) mile radius of the Building as reasonably determined by Landlord (taking into account annual adjustments and rent abatements, cash allowances, premiums, commissions, improvement allowances, age of building, and other concessions commonly in use at the time of the renewal). In order to exercise its option granted herein, Tenant shall so notify Landlord in writing of its intent to renew not less than one hundred and twenty (120) days prior to the expiration of the initial seven-year Term. Within ten (10) business days following the exercise by Tenant of its option to extend the Lease for the Renewal

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
Term, Landlord shall notify Tenant in writing of its determination of the Prevailing Market Rate for the Renewal Term as reasonably determined by Landlord. Within ten (10) days of Tenant's receipt of Landlord's notification of such rate determined by Landlord, Tenant shall notify Landlord in writing of Tenant's acceptance or rejection of such rate. If by Tenant's written notice to Landlord given within the aforesaid ten (10) day period, Tenant shall accept such Prevailing Market Rate, the Landlord and Tenant shall enter into an amendment to this Lease acknowledging such renewal and setting forth any terms at variance with the terms of this Lease. If by Tenant's written notice to Landlord given within the aforesaid ten (10) day period, Tenant shall reject such Prevailing Market Rate as determined by Landlord for the Renewal Term, then within ten (10) business days thereafter, Landlord and Tenant shall meet at a mutually acceptable time and place and shall use their best good faith efforts to agree upon the Prevailing Market Rate. If Landlord and Tenant shall fail to agree upon such Prevailing Market Rate within the aforesaid ten (10) business day period, then Tenant's option to extend the Lease for the Renewal Term shall be void and inoperable. If Tenant shall fail to respond to Landlord's initial notice of such Prevailing Market Rate as provided above, then Tenant shall be deemed to have accepted Landlord's determination of the Prevailing Market Rate.

         Tenant's option to renew the Term of this Lease shall be void and inoperable if Tenant is not in possession of the Premises under this Lease at the time of exercising its option to renew, if Tenant does not deliver the requisite notice exercising its option to renew within the time period specified above, or if at the time of exercising its option to renew, Tenant shall be in default under the terms of this Lease. The option granted herein shall not be severed from this Lease or separately sold, assigned or transferred (other than to Tenant's permitted successors and assigns under this Lease pursuant to the terms of Section 21).

         4. Advance Rent. Upon execution of this Lease, Tenant shall pay Landlord the sum of Twenty-Two Thousand Eighty-One Dollars and Ninety-Four Cents ($22,081.94) to be held as Advance Rent and security and which Landlord shall be entitled to retain, without limitation of other remedies, for any defaults of this Lease by Tenant occurring prior to the commencement of the Term. If no such defaults occur, the Advance Rent shall be applied by Landlord against the first installment of Base Rent payable by Tenant hereunder.

         5. Use. Tenant expressly agrees that the Premises shall be used and occupied solely for general office purposes in accordance with applicable zoning regulations and for no other purpose. Landlord represents and warrants that as of the date hereof this use is allowed and permitted under applicable zoning and subdivision rules and regulations.

         6. Rent.

         6.1 Base Rent. As rent for the Premises during the Term, Tenant shall pay to Landlord an annual base rent (herein "Base Rent") in that amount determined by multiplying the number of rentable square feet in the Premises (with due adjustment being made in the monthly installment of Base Rent for that Lease Year [hereafter defined) during which the Phase 2 Commencement Date shall occur) by the following dollar amounts set forth on the schedule below for each indicated Lease Year, which annual sum shall be payable in equal monthly installments on the first day of each and every calendar month within each indicated Lease Year in advance without deduction, setoff or demand:

          Lease Year                   Per Square Foot Base Rent Rate
          ----------                   ------------------------------
          Lease Year One                           $12.75

          Lease Year Two                          $13.13

          Lease Year Three                          $13.53

          Lease Year Four                         $13.93

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

          Lease Year                   Per Square Foot Base Rent Rate
          ----------                   ------------------------------
          Lease Year Five                         $14.35

          Lease Year Six                          $14.78

          Lease Year Seven                        $15.22


         In addition to the Base Rent, if the Term should commence on a day other than the first day of a calendar month, Tenant shall pay to Landlord upon the Original Space Commencement Date, a sum equaling that percentage of the monthly rent installment which equals the percentage of such calendar month falling within the Term.

         Notwithstanding the foregoing, in the event the Actual Phase 1 Construction Costs (defined in Section 7.1.3 hereof) shall be less than the Phase 1 Tenant Improvement Allowance (defined in Section 7. 1. 1 hereof), then the Base Rent, on a per rentable square foot basis, allocable to the Phase 1 Premises only shall be reduced by that amount determined by (a) subtracting the Actual Phase 1 Construction Costs from the Phase 1 Tenant Improvement Allowance (the "Phase 1 Construction Savings"), (b) dividing Phase 1 Construction Savings by 20,783 square feet (the "Per Square Foot Phase 1 Construction Savings"), and (c) multiplying the Per Square Foot Phase 1 Construction Savings by twelve percent (12%).

         Further, and notwithstanding the foregoing, in the event the Actual Phase 2 Construction Costs (defined in Section 7.2.3 hereof) shall be less than the Phase 2 Tenant improvement Allowance (defined in Section 7.2.1 hereof), then the Base Rent, on a per rentable square foot basis, allocable to the Phase 2 Premises only shall be reduced by that amount determined by (a) subtracting the Actual Phase 2 Construction Costs from the Phase 2 Tenant improvement Allowance (the "Phase 2 Construction Savings"), (b) dividing Phase 2 Construction Savings by 8,338 square feet (the "Per Square Foot Phase 2 Construction Savings"), and
(c) multiplying the Per Square Foot Phase 2 Construction Savings by twelve percent (12%).

         6.2 Definitions. For the purposes hereof, the following definitions shall apply:

                  6.2.1 "Property" shall mean the Building, the Real Property, and all fixtures and equipment thereon or therein, all commonly owned or shared appurtenances, including but not limited to, parking areas, walkways, landscaping and utilities, whether located on the land upon which the Building is situated or elsewhere.

                  6.2.2 "Building Expenses" shall be all those directly related expenses paid or incurred by Landlord in connection with the owning, maintaining, operating and repairing of the Property or any part thereof, in a manner deemed reasonable and appropriate by Landlord and shall include, without limitation, the following:

                  1. All costs and expenses of operating, repairing, lighting, cleaning, and insuring (including liability for personal injury, death and property damage and workers' compensation insurance covering personnel) the Property or any part thereof, as well as all costs incurred in removing snow, ice and debris therefrom and of policing and regulating traffic with respect thereto, and depreciation of all machinery and equipment used therein or thereon, replacing or repairing of pavement, roofing, parking areas, curbs, walkways, drainage, lighting facilities, landscaping (including replanting and replacing flowers and other planting);

                  2. Electricity, steam and fuel used in lighting, heating, ventilating and air conditioning for Common Areas only;

                  3. Maintenance and repair of Common Area mechanical and electrical equipment including Common Area heating, ventilating and air conditioning equipment;

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
                  4. Common Area window cleaning and janitor service, including equipment, uniforms, and supplies and sundries;

                  5. Maintenance of stairways, rest rooms, lobbies, hallways and other Common Areas (and Common Area elevators to the extent Tenant shall exercise its right of first option as to all or any portion of the Expansion Space pursuant to the provisions of Section 51 hereof);

                  6. Repainting and redecoration of all Common Areas;

                  7. Sales or use taxes on supplies or services;

                  8. Management fees (not to exceed five percent of annual gross rents from the Building but in no event less than $36,000.00/annually), as well as wages, salaries and compensation of all persons engaged in the maintenance, operation or repair of the Property (including Landlord's share of all payroll taxes);

                  9. Legal, accounting and engineering fees and expenses, except for those related to disputes with tenants or which are a result of and/or are based on Landlord's negligence or other tortious conduct;

                  10. Costs and expenses that may result from compliance with any governmental laws or regulations that were not applicable to the Common Areas at the time same were originally constructed; and

                  11. All other expenses which under generally accepted accounting principles would be considered as an expense of owning, maintaining, operating, or repairing the Common Areas of the Property. Notwithstanding the foregoing, all expenses (whether or not such expenses are enumerated in items 1 through 10 above) which would be considered capital in nature under generally accepted accounting principles shall be excluded from "Building Expenses."

                  6.2.3. "Taxes" shall mean all real estate taxes, assessments, sewer rents, ad valorem charges, water rates, rents and charges, front foot benefit charges, and all other governmental imposition in the nature of any of the foregoing. If at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so as to cause the whole or any part of the items listed in the first sentence of this subparagraph 6.2.3 to be levied, assessed or imposed, wholly or partly as a capital levy, or otherwise, on the rents received from the Building, wholly or partly in lieu of imposition of or in addition to the increase of taxes in the nature of real estate taxes issued against the Property, then the charge to the Landlord resulting from such altered additional method of taxation shall be deemed to be within the definition of "Taxes."

                  6.2.4 "Common Areas" shall mean those areas and facilities of the Building customarily available in first class suburban office buildings and as specially designated by Landlord for the non-exclusive general common use of tenants and other occupants of the Building, their officers, agents, employees, and invitees, including (without limitation) the hallways, stairs, parking facilities, washrooms, and elevators. "The Common Areas shall be maintained by Landlord in a condition comparable to other first class suburban office buildings in the Baltimore-Washington corridor area.

                  6.2.5 "Lease Year" shall mean the first twelve (12) month period following the Phase 1 Commencement Date and each succeeding twelve (12) month period thereafter up to the end of the Term; provided, however, that if the Phase 1 Commencement Date shall occur on a day other than the first day of a calendar month, then the first Lease Year shall include that portion of a calendar month from the Phase 1 Commencement Date to the last day of the calendar month in which the Phase 1 Commencement Date occurs, and shall expire twelve (12) months after the first day of the first full calendar month of the Term.

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
         6.3 Rent Adjustments for Taxes.

         6.3.1. At the time Landlord shall receive from applicable taxing authority notice of its tax bill for the Property for the subject Tax Year, Landlord shall total the Taxes. Tenant shall pay a proportionate share of said Taxes as additional rent hereunder. Tenants proportionate share of said Taxes shall be computed by multiplying the amount of such Taxes by a fraction, the numerator of which shall be the total rentable square feet in the Premises as defined in Section 1, and the denominator of which shall be the total rentable square feet within the Building.

         6.3.2. Any additional rent due Landlord under this Section 6.3 shall be due and payable within thirty (30) days after Landlord shall have submitted a written statement to Tenant showing the amount due. For Tenant's obligation for Tenant's proportionate share of Taxes for a partial tax year falling within the first or last Lease Years of the Term, including any renewal or extension thereof, see Section 6.5. Landlord may, in its discretion, make a reasonable estimate of such additional rent with respect to Taxes, and require Tenant to pay each month during such year 1/12 of such amount, at the time of payment of monthly installments of Base Rent. In such event, Tenant shall pay, or Landlord shall refund or credit to Tenants account, any underpayment or overpayment of such additional rent within thirty (30) days of Landlord's annual written statement of Taxes due. Tenant shall have the right to examine, at Tenant's sole expense, Landlord's records with respect to any such increases in rent; provided, however, that unless Tenant shall have given Landlord written notice of exception to any such statement within one hundred and twenty (120) days after delivery thereof, the same shall be conclusive and binding on Tenant.

         As of the date of this Lease, the Tax Year is a fiscal year commencing July 1. If the appropriate authorities shall hereafter change the tax year to a calendar year, or to a fiscal year commencing on a date other than July 1, appropriate adjustments shall be made in the computation of any additional rent due hereunder. All reasonable expenses incurred by Landlord (including attorneys, appraisers' and consultants' fees, and other costs) in contesting any increase in Taxes or any increase in the assessment of the Property shall be included as an item of Taxes for the purpose of computing additional rent due hereunder.

         6.4 Rent Adjustments for Operating Expenses.

                  6.4.1. After the end of each calendar year, Landlord shall compute the Building Expenses for such year. Tenant shall pay a proportionate share of said Building Expenses as additional rent hereunder. Tenant's proportionate share of Building Expenses for the subject period shall be computed by multiplying the amount of such Building Expenses by a fraction, the numerator of which shall be the total rentable square feet in the Premises as set forth in Section 1, and the denominator of which shall be the total rentable square feet within the Building.

                  6.4.2. Landlord shall make a reasonable estimate of Tenant's proportionate share of Building Expenses with respect to each calendar year or any portion thereof occurring within the Term as renewed or extended, and require Tenant to pay each month during such year 1/12 of such amount, at the time of payment of monthly installments of Base Rent. In such event, Tenant shall pay, or Landlord shall refund or at Tenant's election, credit to Tenant's account, any underpayment or overpayment of Tenants proportionate share of Building Expenses within thirty (30) days of Landlords written statement of actual Building Expenses for the calendar year, provided, however that in the event of an underpayment in Tenant's proportionate share of Building Expenses, the amount due and owing from Tenant shall be, at Tenant's election, paid in one lump sum installment due and payable within thirty (30) days of Landlord's written statement of actual Building Expenses, or due and payable in six (6) consecutive equal monthly installments commencing on the first day of the first calendar month after Tenant shall receive Landlord's written statement of actual Building Expenses. Tenant shall have the right to examine and copy, at Tenant's expense, at Landlord's office during Landlord's business hours the Landlord's records with respect to any such increases in rent; provided, however, that unless

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
Tenant shall have given Landlord written notice of exception to any such statement within one hundred and twenty (120) days after delivery thereof, the same shall be conclusive and binding on Tenant. Notwithstanding anything to the contrary contained herein Landlord shall use diligent efforts to keep Building Expenses at reasonable amounts, while maintaining the Building as a first class suburban office building.

         6.5 Additional Rent Payments. Tenant's obligation to pay any additional rent accruing during the Lease Term pursuant to Sections 6.3 and 6.4 hereof shall apply pro rata to the proportionate part of a Tax Year as to Taxes, and calendar year, as to Building Expenses, in which this Lease begins or ends, for the portion of each such year during which this Lease is in effect. Such obligation to make payments of such additional rent shall survive the expiration or sooner termination of the Lease Term, whether or not this Lease is superseded by a subsequent lease of the Premises or of any other space or Tenant leaves the Building; any such superseding lease shall not serve to supersede Tenant's obligation for any such additional rent unless it makes express reference thereto and recites that such additional rent is abated in consideration of the superseding lease.

          6.6 Payments. All payments or installments of any rent hereunder and all sums whatsoever due under this Lease (including but not limited to court costs and attorneys fees) shall be deemed rent, shall be paid to Landlord at the address designated by Landlord, and if not paid within ten (10) days of the date when due, shall be subject to a late charge of $35.00 for each late payment and shall bear interest at the rate of 18% per annum. (but not more than the maximum allowable legal rate applicable to Tenant) until paid. Additionally, if any of Tenant's checks for payment of rent or additional rent are returned to Landlord for insufficient funds, Tenant shall pay to Landlord as additional rent $50.00 for each such check returned for insufficient funds, and if two or more of Tenant's checks in payment of rent or additional rent due hereunder are returned for insufficient funds in any calendar year, Landlord reserves the right upon ten (10) days advance written notice to Tenant to thereafter require Tenant to pay all rent and additional rent and other sums whatsoever due under this Lease by money order or by certified check or cashier's check. If an attorney is employed to enforce Landlord's rights under this Lease, Tenant shall pay all reasonable fees and expenses of such attorney whether or not legal proceedings are instituted by Landlord. Time is of the essence in this Lease.

         7. Improvements to the Premises.

                  7.1. Improvements to Phase 1 Premises.

                  7.1.1. Phase 1 Premises Plans and Specifications. Attached hereto as Exhibit "C" and made a part hereof are preliminary plans and specifications showing generally the floor plan of the Phase 1 Premises as agreed upon by Landlord and Tenant. Tenant agrees to furnish Landlord, within ninety (90) days from the date hereof, such specifications reasonably acceptable to Landlord as may be required to enable Landlord to prepare final plans and specifications for the build-out of the interior of the Phase 1 Premises. Upon receipt of Tenant's specifications as above provided, Landlord agrees to promptly prepare final plans and specifications and submit the same to Tenant for approval, which approval by Tenant shall not be unreasonably withheld, conditioned or delayed. Such final plans and specifications will be deemed accepted by Tenant unless Tenant shall have given written notice to the contrary to Landlord within ten (10) days of Tenant's receipt of the same, stating the respects in which same fail to conform with Tenant's requirements. When Landlord and Tenant have agreed upon said plans and specifications (hereafter the "Phase 1 Final Plans and Specifications"), Landlord shall construct and complete improvements to the Phase 1 Premises as shown on and pursuant to the Phase 1 Premises Plans and Specifications.

                  7.1.2 Completion of Landlord's Phase 1 Work. Landlord shall construct and install improvements to the interior of the Phase 1 Premises in accordance with the Phase 1 Final Plans and Specifications ("Landlords Phase 1 Work") subject only to those minor changes, modifications or deviations as hereafter accepted and approved by Landlord and Tenant. Landlord will cause all work necessary to complete the Phase 1 Premises in accordance with the

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
Phase 1 Final Plans and Specifications to be commenced with reasonable promptness after the acceptance of the Phase 1 Plans and Specifications as provided in Section 7.1.1 hereof and Landlord's completion of construction of the Building in accordance with appropriate governmental approvals. All alterations, modifications or deviations to the Phase 1 Final Plans and Specifications requested by Tenant (excluding those minor changes, modifications or deviations accepted by Landlord and Tenant as above-provided) shall be made in the form of a written change order(s) prepared at Tenant's sole cost and expense by Landlord and shall be subject to the prior approval of Landlord, which approval of Landlord shall not be unreasonably withheld. "The costs of work performed by Landlord pursuant to Tenant's written change orders approved by Landlord shall include all costs of labor and materials plus ten percent (10%) for overhead and ten percent (10%) for profit. At Tenant's request, Landlord shall fully cooperate with Tenant to establish such costs or estimates thereof in advance of performing the work.

                  7.1.3 Cost of improvements to the Phase 1 Premises. "The actual costs (including preparation of plans and specifications, permit costs, labor, materials, and overhead and profit charges as set forth above) of Landlord's Phase 1 Work, including but not limited to (i) all costs related to the preparation of Phase 1 Final Plans and Specifications, and (ii) construction and installation of all improvements to be constructed or installed by Landlord pursuant to the Phase 1 Final Plans and Specifications (hereafter the "Actual Phase 1 Construction Costs") shall be paid by Landlord up to but not exceeding Four Hundred Twenty-Six Thousand Fifty-One Dollars and Fifty Cents ($426,051.50) (hereafter the "Phase 1 Tenant Improvement Allowance"). Tenant shall reimburse Landlord that amount of Actual Phase 1 Construction Costs which exceed the Phase 1 Tenant Improvement Allowance (hereafter "Tenant's Share of Phase 1 Completion Costs") as additional rent hereunder in the manner set forth below.


                  Tenant's Share of Phase 1 Completion Costs shall be fully amortized over the initial Term of the Lease (seven years) and shall be paid by Tenant to Landlord as additional rent hereunder, together with interest thereon as below-described, in consecutive monthly installments commencing with the Phase 1 Commencement Date, and continuing on the first day of each month until such time as Tenant's Share of Phase 1 Completion Costs, together with interest accrued thereon, shall be paid in full. The amount of monthly installments shall be initially calculated on the Phase 1 Commencement Date, and shall be recalculated on each Phase 1 Payment Calculation Date (as that term is defined in the succeeding paragraph) until Tenant's Share of Phase 1 Completion Costs, together with all interest accrued thereon, shall be paid in full.

                  During the Term of this Lease, interest on Tenant's Share of Phase 1 Completion Costs shall be charged at a variable rate until Tenant's Share of Phase 1 Completion Costs are paid in full. The interest rate shall equal the sum of one (1) whole percentage point plus the fluctuating prime rate in effect from time to time as established and declared by NationsBank, N.A. as its prime commercial lending rate of interest, but in no event less than eight percent (8%) annually (herein the "Completion Costs Interest Rate"). Interest shall accrue at the applicable interest rate applied to the unpaid portion of Tenant's Share of Phase 1 Completion Costs. All interest shall be computed on the premise that a year contains 360 days, and is composed of twelve (12) months, each of which contains thirty (30) days. The Completion Costs Interest Rate used for purposes of determining Tenant's monthly installment of Tenant's Share of Phase 1 Completion Costs shall initially equal that rate of interest (as determined pursuant to the formula set forth above in effect on the Phase 1 Commencement Date, and thereafter, the Completion Costs Interest Rate used for purposes of determining Tenant's monthly installment shall be recalculated at the commencement of each Lease Year (individually referred to as a "Payment Calculation Date") using the interest rate (as determined pursuant to the formula set forth above) in effect on each respective Payment Calculation Date.

                  Tenant's monthly installment of the unpaid portion of Tenant's Share of Phase 1 Completion Costs together with interest thereon shall be adjusted on each Payment Calculation Date as follows:

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
                  (a) Any portion of the Actual Phase 1 Construction Costs not invoiced to Tenant prior to the preceding Payment Calculation Date shall be added to Tenant's Share of Phase 1 Completion Costs then remaining unpaid.

                  (b) The unpaid portion of Tenant's Share of Phase 1 Completion Costs together with interest thereon shall be increased or decreased as follows on each Payment Calculation Date as applicable: (i) by the excess, if any, of the amount of interest that has accrued during the preceding twelve-month period over the amount of the monthly interest payments payable by Tenant during such preceding twelve-month period, or (ii) by the excess, if any, of the amount of the monthly interest payments payable during such preceding twelve-month period over the amount of interest that has accrued during such preceding twelve-month period.

                  Tenant shall have the right to prepay in whole or in part during the Term hereof Tenant's Share of Phase 1 Completion Costs, together with interest accrued thereon to the date of such prepayment upon ten (10) days prior written notice to Landlord.

         7.2. Improvements to Phase 2 Premises.

                  7.2.1. Phase 2 Premises Plans and Specifications. Tenant agrees to furnish Landlord, within one hundred and eighty (180) days prior to Tenant's anticipated occupancy of the Phase 2 Premises such specifications reasonably acceptable to Landlord as may be required to enable Landlord to prepare final plans and specifications for the build-out of the interior of the Phase 2 Premises. Upon receipt of Tenant's specifications as above provided, Landlord agrees to promptly prepare final plans and specifications and submit the same to Tenant for approval, which approval by Tenant shall not be unreasonably withheld, conditioned or delayed. Such final plans and specifications will be deemed accepted by Tenant unless Tenant shall have given written notice to the contrary to Landlord within ten (10) days of Tenant's receipt of the same, stating the respects in which same fail to conform with Tenant's requirements. When Landlord and Tenant have agreed upon said plans and specifications (hereafter the "Phase 2 Final Plans and Specifications"), Landlord shall construct and complete improvements to the Phase 2 Premises as shown on and pursuant to the Phase 2 Final Plans and Specifications.

                  7.2.2 Completion of Landlords Phase 2 Work. Landlord shall construct and install improvements to the interior of the Phase 2 Premises in accordance with the Phase 2 Final Plans and Specifications ("Landlord's Phase 2 Work") subject only to those minor changes, modifications or deviations as hereafter accepted and approved by Landlord and Tenant. Landlord will cause all work necessary to complete the Phase 2 Premises in accordance with the Phase 2 Final Plans and Specifications to be commenced with reasonable promptness after the acceptance of the Phase 2 Premises Plans and Specifications as provided in
Section 7.2.1 hereof. All alterations, modifications or deviations to the Phase 2 Final Plans and Specifications requested by Tenant (excluding those minor changes, modifications or deviations accepted by Landlord and Tenant as above-provided) shall be made in the form of a written change order(s) prepared at Tenant's sole cost and expense by Landlord and shall be subject to the prior approval of Landlord, which approval of Landlord shall not be unreasonably withheld. The costs of work performed by Landlord pursuant to Tenant's written change orders approved by Landlord shall include all costs of labor and materials plus ten percent (10%) for overhead and ten percent (10%) for profit. At Tenant's request, Landlord shall fully cooperate with Tenant to establish such costs or estimates thereof in advance of performing the work.

                  7.2.3 Cost of Improvements to the Phase 2 Premises. The actual costs (including preparation of plans and specifications, permit costs, labor, materials, and overhead and profit charges as set forth above) of Landlord's Phase 2 Work, including but not limited to (i) all costs related to the preparation of Phase 2 Final Plans and Specifications, and (ii) construction and installation of all improvements to be constructed or installed by Landlord pursuant to the Phase 2 Final Plans and Specifications (hereafter the "Actual Phase 2 Premises Construction Costs") shall be paid by Landlord up to but not exceeding One Hundred Seventy Thousand Nine Hundred Twenty-Nine Dollars ($170,929.00) (hereafter the "Phase 2 Tenant

Improvement Allowance"); provided, however, that in the event that date on which the Phase 2 Premises shall be Substantially Complete (as defined in Section
2.2.1 hereof) shall occur on a date subsequent to the commencement of the twenty-fourth (24th) calendar month of the Term, then the aforesaid $170,929.00 Phase 2 Tenant Improvement Allowance shall be reduced on a monthly basis thereafter for each calendar month beyond the 24th calendar month of the Term until the calendar month during which the Phase 2 Premises shall be Substantially Complete by that amount determined by multiplying the $170,929.00 Phase 2 Tenant Improvement Allowance by a fraction of 1/60th. Tenant shall reimburse Landlord that amount of Actual Phase 2 Premises Construction Costs which exceed the Phase 2 Tenant Improvement Allowance, as adjusted if required in accordance with the preceding sentence (hereafter "Tenant's Share of Phase 2 Completion Costs") as additional rent hereunder in the manner set forth below.

                  Tenant's Share of Phase 2 Completion Costs shall be fully amortized over that period of the initial Term of this Lease commencing with the Phase 2 Commencement Date until the expiration of the initial seven-year Term of the Lease (the "Phase 2 Completion Costs Term"), and shall be paid by Tenant to Landlord as additional rent hereunder, together with interest thereon as below-described, in consecutive monthly installments commencing with the Phase 2 Commencement Date, and continuing on the first day of each month until such time as Tenant's Share of Phase 2 Completion Costs, together with interest accrued thereon, shall be paid in full. The amount of monthly installments shall be initially calculated on the Phase 2 Commencement Date, and shall be recalculated on each Payment Calculation Date (as that term is defined in Section 7.1.3 hereof) until Tenant's Share of Phase 2 Completion Costs, together with all interest accrued thereon, shall be paid in full.

                  During the Phase 2 Completion Costs Term, interest on Tenant's Share of Phase 2 Completion Costs shall be charged at the Completion Costs Interest Rate defined in Section 7.1.3 above until Tenant's Share of Phase 2 Completion Costs are paid in full. Interest shall accrue at the applicable interest rate applied to the unpaid portion of Tenant's Share of Phase 2 Completion Costs. The Completion Costs Interest Rate used for purposes of determining Tenant's monthly installment of Tenant's Share of Phase 2 Completion Costs shall initially equal the Completion Costs Interest Rate in effect on the Phase 2 Commencement Date, and thereafter, the interest rate used for purposes of determining Tenant's monthly installment shall be recalculated on the Payment Calculation Date (defined in Section 7.1.3 above) using the Completion Costs Interest Rate in effect on each respective Payment Calculation Date.

                  Tenant's monthly installment of the unpaid portion of Tenant's Share of Phase 2 Completion Costs together with interest thereon shall be adjusted on each Payment Calculation Date as follows:

                  (a) Any portion of the Actual Phase I Construction Costs not invoiced to Tenant prior to the preceding Payment Calculation Date shall be added to Tenant's Share of Phase 2 Completion Costs then remaining unpaid.

                  (b) The unpaid portion of Tenant's Share of Phase 2 Completion Costs together with interest thereon shall be increased or decreased as follows on each Payment Calculation Date as applicable: (i) by the excess, if any, of the amount of interest that has accrued during the preceding twelve-month period over the amount of the monthly interest payments payable by Tenant during such preceding twelve-month period, or (ii) by the excess, if any, of the amount of the monthly interest payments payable during such preceding twelve-month period over the amount of interest that has accrued during such preceding twelve-month period.

                  Tenant shall have the right to prepay in whole or in part during the Term hereof Tenant's Share of Phase 2 Completion Costs, together with interest accrued thereon to the date of such prepayment upon ten (10) days prior written notice to Landlord.

         8. Tenants Improvements. Tenant may make non-structural alterations, installations, additions or improvements (excluding alterations, installations, additions or improvements to the mechanical and/or electrical systems serving the Premises) each valued at Five Thousand Dollars ($5,000.00) without the prior written consent of Landlord which shall not be unreasonably withheld or delayed. Other than as set forth in the immediately preceding sentence, Tenant shall not make any alterations, decorations, installations, additions or improvements to the Premises, including but not limited to, the installation of any fixtures, amenities, equipment, appliances, or other apparatus, without Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), and then only by contractors or mechanics employed and/or approved by Landlord (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the terms of this Section 8, Tenant shall be permitted to install its telecommunications equipment within the Premises subject to the terms of Section 26 hereof. All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense. Landlord's consent to and/or approval of Tenant's plans and specifications for the aforesaid improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all applicable laws. Unless otherwise specifically provided in this Lease, all alterations, decorations, installations, additions or improvements made by either of the parties hereto upon or serving the Premises, except movable office furniture and trade fixtures put in at the expense of Tenant shall at the expiration or earlier termination of the Term of this Lease (as renewed or extended) be the property of Landlord and unless otherwise specifically provided for in this Lease or unless Landlord's consent to such alterations, decorations, installations, additions or improvements was conditioned on Tenant's removal of the same at the expiration or earlier termination of the Term, same shall remain upon and be surrendered with the Premises at the termination of this Lease without molestation or injury. If Landlord shall require Tenant's removal of alterations, modifications, decorations, installations or additional improvements at the time of approving Tenant's plans and specifications therefor, then such removal, and all restoration of the Premises required due to the installation and removal of the same, shall be performed promptly upon the expiration or earlier termination of the Term by Tenant at Tenant's sole cost and expense.

         9. Requirements of Applicable Law. Landlord warrants that on the Phase 1 Commencement Date, the Phase 1 Premises will comply with all applicable laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Property ("Applicable Laws"). Similarly, Landlord warrants that on the Phase 2 Commencement Date, the Phase 2 Premises will comply with all Applicable Laws. After delivery of possession of the Premises to Tenant, Tenant shall at its sole cost and expense, comply promptly with all Applicable Laws now in force or which may hereafter be in force, which impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises or any part thereof and for the prevention of fires; provided, however, that Landlord and not Tenant shall correct all structural defects in the Building necessary to comply with Applicable Laws, and make all repairs, changes or alterations necessary because the Building was not constructed in compliance with any of said Applicable Laws.

         10. Certificate of Occupancy. Tenant will not use or occupy the Premises in violation of any certificate of occupancy, permit, or other governmental consent issued for the Building. If any governmental authority, after the commencement of the Lease Term, shall contend or declare that the Premises are being used for a purpose which is in violation of such certificate of occupancy, permit, or consent, then Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue such use of the Premises. If thereafter the governmental authority asserting such violation threatens, commences or continues criminal or civil proceedings against Landlord for Tenant's failure to discontinue such use, in addition to any and all rights, privileges and remedies given to Landlord under this Lease for default therein, Landlord shall have the right to terminate this Lease forthwith. Tenant shall indemnify and hold Landlord harmless of and from any and all liability for any such violation or violations.

         11. Contest-Statute, Ordinance, Etc. Tenant may, after notice to Landlord, by appropriate proceedings conducted promptly at Tenant's own expense in Tenant's name and whenever necessary in Landlord's name, contest in good faith the validity or enforcement of any such statute, ordinance, law, order, regulation or requirement and may similarly contest any assertion of violation of any certificate of occupancy, permit, or any consent issued for the Building.

Tenant may, pending such contest, defer compliance therewith if, in the reasonable opinion of counsel for Landlord, such deferral will not subject either the Landlord or the Premises or the Property (or any part thereof) to any penalty, fine or forfeiture, and if Tenant shall post a bond with corporate surety approved by Landlord sufficient, in Landlord's opinion, fully to indemnify Landlord from loss.

         12. Maintenance and Repairs

                  12.1. Maintenance and Repairs to be Made by Tenant. During the Term as renewed or extended, Tenant at its sole cost and expense shall keep the Premises and the improvements and appurtenances serving the Premises in good order and condition as is necessary to maintain the Premises in a condition consistent with other suburban first-class office buildings. In furtherance of the foregoing, Landlord, at Tenant's expense, will maintain, repair and/or replace the heating, ventilating and air-conditioning system serving the Premises (and if requested by Tenant in writing any supplemental HVAC system serving Tenant's SCIF facility installed within the Premises) and Tenant shall pay to Landlord within thirty (30) days after Landlord's invoice(s) therefor, as additional rent, the reasonable cost of such maintenance, repair and/or replacement. In this regard Landlord agrees that it will have competent HVAC maintenance firms to perform the necessary work at reasonably commercial prices and that at Tenant's request the contracts for such work, as well as invoices and other appropriate documentation will be made available for review by Tenant.

                  Tenant shall cause the Premises to be cleaned daily using only those janitorial contractors approved by Landlord, which approval shall not be unreasonably withheld. Further, Tenant shall cause all trash emanating from the Premises to be removed from the Premises daily and placed within the Common
Area wash receptacles for the Building. If at any time during the Term and any extension or renewal thereof, Landlord shall, after reasonable investigation determine that trash and similar waste generated by Tenant and/or emanating from the Premises is in excess of that of other standard office tenants within the Building (as computed on a per rentable square foot basis), Landlord shall bill Tenant and Tenant shall pay to Landlord as additional rent hereunder within thirty (30) days of the date of Landlord's invoice for the same, those costs and expenses of trash removal which are reasonably attributable to such excess trash and similar waste generated by Tenant and/or emanating from the Premises. Further, Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed under Applicable Laws. Landlord reserves the right to prescribe the weight and position of all heavy equipment brought onto the Premises and prescribe any reinforcing required under the circumstances, all such reinforcing to be at Tenant's expense.

                  All non-structural repairs to the Premises or any installations, equipment or facilities serving the Premise, including but not limited to sprinkler systems and HVAC and related electrical systems, shall be made by Tenant at its expense using only licensed and professional contractors approved by Landlord (which approval by Landlord shall not be unreasonably withheld, conditioned or delayed). Without limiting the generality of the foregoing, Tenant will keep the interior of the Premises, together with all electrical distribution apparatus and service, plumbing and other mechanical installations serving the Premises in good order and repair and will make all replacements from time to time required thereto at its expense; and will surrender the Premises at the expiration of the Term or at such other time as it may vacate the Premises in as good condition as when received, excepting depreciation caused by ordinary wear and tear, damage by casualty (other than such damage by casualty which is caused by the negligence of Tenant, its agents, concessionaires officers, employees, contractors, licensees or invitees, and which is not wholly covered by Landlord's hazard insurance policy), unavoidable accident or Act of God. Tenant will not overload the electrical wiring or HVAC system(s) serving the Premises, and will install at its expense, any additional electrical wiring or HVAC system(s) which may be required in connection with Tenant's apparatus. Any damage or injury sustained by any person because of mechanical, electrical, plumbing or any other equipment or whose maintenance and repair shall be the responsibility of Tenant shall be paid for by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against all claim, actions, damages and liability in connection therewith, including, but not limited to attorney's and other professional fees, and any other cost which Landlord might reasonably incur.

                  12.2 Repairs To Be Made By Landlord. Landlord, at its expense, will make, or cause to be made structural repairs to roof, foundation, exterior walls, interior structural walls, and all structural components of the Premises provided Tenant shall give Landlord notice of the necessity for such repairs. Landlord shall maintain, and shall make all repairs and replacements to the Common Areas of the Building and Property (including Building Common Area fixtures and equipment) as shall be reasonably deemed necessary to maintain the Building in a condition comparable to other first class suburban office buildings in the Baltimore-Washington corridor area. The costs associated with such repairs shall be deemed a part of Building Expenses; provided, however, that costs of all of such repairs which would be considered capital in nature under generally accepted accounting principles shall be paid by Landlord. Notwithstanding the foregoing, if the necessity for such repairs shall have arisen from or shall have been caused by the negligence or willful acts of Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors, Landlord may make or cause the same to be made, but shall not be obligated to do so, and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as additional rent, the cost of such repairs, if made, until paid. There shall be no allowance to Tenant for a diminution of rental value, no abatement of rent, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs or performing maintenance as provided for herein unless caused by Landlord's negligence.

                  12.3 Time for Repairs. Repairs or replacements required pursuant to Section 12.1 and 12.2 above shall be made within a reasonable time (depending on the nature of the repair or replacement needed - generally no more than fifteen (15) days) after receiving notice or having actual knowledge of the need for a repair or replacement.

                  12.4 Surrender of the Premises. Upon the termination of this Lease, Tenant shall surrender the Premises and all mechanical, plumbing and electrical systems serving the Premises to Landlord broom clean condition and in good order, condition and repair except for:

                  (i) ordinary wear and tear,

                  (ii) damage by the elements, fire, and other casualty unless Tenant would be required to repair under the provisions of this Lease;

                  (iii) damage arising from any cause not required to be repaired or replaced by Tenant; and

                  (iv) alterations as permitted by this Lease unless consent was conditioned on their removal. Any items not removed by Tenant as required above shall be considered abandoned. Landlord may dispose of abandoned items as Landlord chooses and bill Tenant for the cost of their disposal.

         13. Tenant's Failure to Repair. In the event that Tenant fails after reasonable prior written notice from Landlord, to keep the Premises in a good state of condition and repair pursuant to Section 12 above, or to do any act or make any payment required under this Lease or otherwise fails to comply herewith, Landlord may, at its option (but without being obliged to do so) immediately, or at any time thereafter and without notice, perform the same for the account of Tenant, including the right to enter upon the Premises at all reasonable hours to make such repairs, or do any act or make any payment or compliance which Tenant has failed to do, and upon demand, Tenant shall reimburse Landlord for any such expense incurred by Landlord including but not limited to any costs, damages and counsel fees. Any moneys expended by Landlord, as aforesaid, shall be deemed additional rent, collectible as such by Landlord. AU rights given to Landlord in this section shall be in addition to any other right or remedy of Landlord herein contained.

         14. Conduct on Premises. Tenant shall not do, or permit anything to be done in the Premises, or bring or keep anything therein which will, in any way, increase the rate of fire insurance on the Building, or invalidate or conflict with the fire insurance policies on the Building, fixtures or on property kept therein, or obstruct or interfere with the rights of the Landlord or of other tenants, or in any other way injure or annoy Landlord or the other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with Applicable Laws, or the Maryland Fire Underwriters Rating Bureau. Tenant agrees that any increase of fire insurance premiums on the Building or contents directly caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence or carelessness or the willful action of Tenant, Tenants employees, agents, servants, or invitees shall, as they accrue be added to the rent heretofore reserved and be paid as a part thereof; and Landlord shall have all the rights and remedies for the collection of same as are conferred upon the Landlord for the collection of rent provided to be paid pursuant to the terms of this Lease.

         15. Insurance.

         15.1 Tenant's Insurance. Tenant will keep in force at its own expense, so long as this Lease remains in effect, (a) public liability insurance, including insurance against assumed or contractual liability under this Lease, with respect to the Premises, to afford protection with limits, per person and for each occurrence, of not less than Two Million Dollars ($2,000,000), combined single limit, with respect to personal injury and death and property damage, such insurance to provide for only a reasonable deductible, (b) all-risk property and casualty insurance, including theft, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the Premises and all improvements and installed in the Premises by or on behalf of Tenant whether pursuant to the terms of Section 7, Section 8, or otherwise, such insurance to provide for only a reasonable deductible, (c) if, and to the extent, required by law, workmen's compensation or similar insurance offering statutory coverage and containing statutory limits, and (d) shall insure all plate and other interior glass in the Premises for and in the name of the Landlord. Such policies will be maintained in companies and in form reasonably acceptable to Landlord and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Landlord shall carry. Tenant will deposit the policy or policies of such required insurance or certificates thereof with Landlord prior to the Phase I Commencement Date, which policies shall name Landlord or its designee and, at the request of Landlord, its mortgagees, as additional named insured and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty
(30) day's written notice to Landlord or its designees. All such policies of insurance shall be effective as of the date Tenant occupies the Premises and shall be maintained in force at all times during the Term of this Lease and all other times during which Tenant shall occupy the Premises. In addition to the foregoing insurance coverage, Tenant shall require any contractor retained by it to perform work on the Premises to carry and maintain, at no expense to Landlord, during such times as contractor is working in the Premises, a non-deductible (i) comprehensive general liability insurance policy, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits per person and for each occurrence, of not less than Two Hundred Thousand Dollars ($200,000.00), combined single limit, with respect to personal injury and death and property damage, such insurance to provide for no deductible, and
(ii) workmen's compensation insurance or similar insurance in form and amounts as required by law. In the event of damage to or destruction of the Premises and the termination of this Lease by Landlord pursuant to Section 17 herein, Tenant agrees that it will pay Landlord all of its insurance proceeds relating to improvements made in the Premises by or on behalf of Tenant whether pursuant to the terms of Section 7, Section 8, or otherwise. If Tenant fails to comply with its covenants made in this Section, if such insurance would terminate or if Landlord has reason to believe such insurance is about to be terminated, Landlord may at its option cause such insurance as it in its sole judgment deems necessary to be issued, and in such event Tenant agrees to pay promptly upon Landlord's demand, as additional rent the premiums for such insurance.

                  15.2 Landlord's Insurance. Landlord will keep in force at its own expense (a) contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of liability of Two Million Dollars ($2,000,000.00) for personal injuries or death of persons occurring in or about the Building and Premises, and (b) all- risk property and casualty insurance written at replacement cost value covering the Building and all of Landlord's improvements in and about same.

                  15.3 Waiver of Subrogation. Each party hereto waives claims arising in any manner in its favor and against the other party and agrees that neither party hereto shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to the Building, the Premises or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, or against liability on or about the Building, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage as was required to be covered by insurance carried pursuant to this Lease. Landlord shall cause each insurance policy carried by it insuring against liability on or about the Building or insuring the Premises and the Building or income resulting therefrom against loss by fire or any of the casualties covered by the all-risk insurance carried by it hereunder to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policies. Tenant will cause each insurance policy carried by it insuring against liability or insuring the Premises (including the contents thereof and Tenant's Improvements installed therein by Tenant or on its behalf) against loss by fire or any of the casualties covered by the all-risk insurance required hereunder to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by such policies.

         16. Rules and Regulations. Tenant agrees to be bound by the miles and regulations set forth on the schedule attached hereto as Exhibit "B" and made a part hereof. Landlord shall have the right, from time to time, to issue additional or amended rules and regulations regarding the use of the Building, so long as said rules shall be reasonable and non-discriminatory between tenants. When so issued the same shall be considered a part of this Lease and Tenant covenants that said additional or amended rules and regulations shall likewise be faithfully observed by Tenant, the employees of Tenant and all persons invited by Tenant into the Building, provided, that said additional or amended rules are made applicable to all office tenants similarly situated as Tenant. Landlord shall not be liable to Tenant for the violation of any of the said rules and regulations, or the breach of any covenant or condition in any lease, by any other tenant in the Building.

         17. Mechanics' Liens. Tenant shall not do or suffer to be done any act, matter or thing whereby Tenant's interest in the Premises, or any part thereof, may be encumbered by any mechanics' lien. Tenant shall discharge, within ten
(10) days after the date of filing, any mechanics' liens filed against Tenant's interest in the Premises, or any part thereof, purporting to be for labor or material furnished or to be furnished to Tenant. Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanics' or other lien for labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Premises, or the Property.

         18. Property - Loss, Damage. Landlord, its agents and employees shall not be liable to Tenant for (i) any damage or loss of property of the Tenant placed in the custody of persons employed to provide services for or stored in or about the Premises and/or the Building, unless such damage or loss is the result of the negligence of Landlord, and (ii) interference with the light, air, or other incorporeal hereditaments of the Premises.

         19. Destruction - Fire or Other Casualty. In case of partial damage to the Premises by fire or other casualty insured against by Landlord, Tenant shall give immediate notice thereof to Landlord, who shall thereupon cause damage to all property owned by it to be repaired with reasonable speed at expense of Landlord (provided that Landlord shall not be obligated to perform any work beyond the work included as a part of Landlord's Phase I Work and Landlord's Phase 2 Work described in Section 7 hereof), due allowance being made for reasonable delay which may arise by reason of adjustment of loss under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control, and to the extent that the Premises are rendered untenantable the rent shall proportionately abate from the date of such casualty, provided the damage above mentioned occurred without the fault or neglect of Tenant, Tenant's servants, employees, agents or visitors. If such partial damage is due to the fault or neglect of Tenant, or Tenant's servants, employees, agents, or invitees, the damage shall be repaired by Landlord to the extent of Landlord's insurance coverage, but there shall be no apportionment or abatement of rent. In the event the damage shall be so extensive to the whole Building as to render it uneconomical, in Landlord's opinion, to restore for its present uses and Landlord shall decide not to repair or rebuild the Building, this Lease, at the option of Landlord, shall be terminated upon written notice to Tenant and the rent, shall, in such event, be paid to or adjusted as of the date of such damage, and the terms of this Lease shall expire by lapse of time and conditional limitation upon the third day after such notice is mailed, and Tenant shall thereupon vacate the Premises and surrender the same to Landlord, but no such termination shall release Tenant from any liability to Landlord arising from such damage or from any breach of the obligations imposed on Tenant hereunder, or from any obligations accrued hereunder prior to such termination.

         20. Eminent Domain. If (1) the whole or more than fifty percent (50%) of the floor area of the Premises shall be taken or condemned by Eminent Domain for any public or quasi-public use or purpose, and either party shall elect, by giving written notice to the other, or (2) more than twenty-five percent (25%) of the floor area of the Building shall be so taken, and Landlord shall elect, in its sole discretion, by giving written notice to the Tenant, any said written notice to be given not more than sixty (60) days after the date on which title shall vest in such condemnation proceeding, to terminate this Lease, then, in either such event, the Term of this Lease shall cease and terminate as of the date of title vesting. In case of any taking or condemnation, whether or not the Term of this Lease shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award, except that Tenant shall be entitled to claim, prove and receive in the proceedings such awards as may be allowed for moving expenses, loss of profit and fixtures and other equipment installed by it which shall not, under the terms of this Lease, be or become the property of Landlord at the termination hereof, but only if such awards shall be made by the condemnation, court or other authority in addition to, and be stated separately from, the award made by it for the Property or part thereof so taken.

         21. Assignment. So long as Tenant is not in default of any of the terms and conditions hereof, and further provided that Tenant has fully and faithfully performed all of the terms and conditions of this Lease, Landlord will not unreasonably withhold its consent to an assignment of this Lease or sublease of the Premises for any of the then remaining portion of the unexpired Term provided: (i) the financial strength and net worth of the proposed subtenant or assignee must be at least sufficient, in Landlord's reasonable determination based on certified financial statements prepared and certified in accordance with generally accepted accounting principles, to meet the financial obligations of the tenant hereunder; (ii) in the event of an assignment, such assignee shall assume in writing all of Tenant's obligations under this Lease; (iii) in the event of a sublease, such sublease shall in all respects be subject to and in conformance with the terms of this Lease; and (iv) in all events Tenant continues to remain liable on this Lease for the performance of all terms, including but not limited to, payment of all rent due hereunder. Landlord and Tenant acknowledge and agree that it shall not be unreasonable for Landlord to withhold its consent to an assignment if in Landlord's sole business judgment, the assignee lacks sufficient business experience or net worth to successfully operate its business within the Premises in accordance with the terms, covenants and conditions of this Lease. If this Lease be assigned, or if the Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further observance and performance by Tenant of the covenants herein contained. For purposes of the foregoing, a transfer by operation of law or transfer of a controlling interest in Tenant as same exists as of the date hereof, shall be deemed to be an assignment of this Lease. No assignment or sublease, regardless of whether Landlord's consent has been granted or withheld, shall be deemed to release Tenant from any of its obligations nor shall the same be deemed to release any person guaranteeing the obligations of Tenant hereunder from their obligations as guarantor.

         22. Default: Remedies: Bankruptcy of Tenant. Any one or more of the following events shall constitute an "Event of Default" hereunder, at Landlord's election: (a) the sale of Tenant's interest in the Premises under attachment, execution or similar legal process or, the adjudication of Tenant as a bankrupt or insolvent, unless such adjudication is vacated within thirty (30) days; (b) the filing of a voluntary petition proposing the adjudication of Tenant (or any guarantor of Tenant's obligations hereunder) as a bankrupt or insolvent, or the reorganization of Tenant (or any such guarantor), or an arrangement by Tenant (or any such guarantor) with its creditors, whether pursuant to the Federal Bankruptcy Code or any similar federal or state proceeding, unless such petition is filed by a party other than Tenant (or any such guarantor) and is withdrawn or dismissed within thirty (30) days after the date of its filing; (c) the admission, in writing, by Tenant (or any such guarantor) of its inability to pay its debts when due; (d) the appointment of a receiver or trustee for the business or property of Tenant (or any such guarantor), unless such appointment is vacated within thirty (30) days of its entry; (e) the making by Tenant (or any such guarantor) of an assignment for the benefit of its creditors, or if, in any other manner, Tenant's interest in this Lease shall pass to another by operation of law; (f) the failure of Tenant to pay any rent, additional rent or other sum of money when due and such failure continues for a period of seven (7) days after receipt of written notice that the same is past due hereunder; (g) the Tenant shall fail to move into or take possession of the Premises within thirty (30) days after commencement of the Lease Term or having taken possession shall thereafter abandon and/or vacate the Premises for a period longer than 120 days, and (h) the default by Tenant in the performance or observance of any covenant or agreement of this Lease (other than a default involving the payment of money), which default is not cured within thirty (30) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within such thirty (30) day period, in which case no Event of Default shall occur so long as Tenant shall commence the curing of the default within such thirty (30) day period and shall thereafter diligently prosecute the curing of same.

         Upon the occurrence and continuance of an Event of Default, Landlord, with such notice to Tenant as provided for by law or as expressly provided for herein, may do any one or more of the following: (a) sell, at public or private sale, all or any part of the goods, chattels, fixtures and other personal property belonging to Tenant which are or may be put into the Premises during the Lease Term, whether or not exempt from sale under execution or attachment (it being agreed that said property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for all rent and for the fulfilment of the other covenants and agreements herein contained), and apply the proceeds of such sale, first, to the payment of all costs and expenses of conducting the sale or caring for or storing said property; second, toward the payment of any indebtedness, including, without limitation, indebtedness for rent, which may be or may become due from Tenant to Landlord; and third, to pay the Tenant, on demand in writing, any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid; (b) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together, with interest thereon at the rate of eighteen percent (18%) per annum, from the date of such expenditure, shall be deemed additional rent and shall be payable by Tenant to Landlord upon demand; (c) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, in which event Tenant shall be liable for Base Rent Additional Rent, and other indebtedness that otherwise would have been payable by Tenant during the remainder of the Term had there been no Event of Default, and on notice reenter the Premises, by summary proceedings or otherwise, and remove Tenant and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost and for the account of Tenant, without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and also the right, but not the obligation, to re-let the Premises for any unexpired balance of the Lease Term, and collect the rent therefor. Landlord shall use reasonable efforts to relet the Premises based on commercially standard terms and conditions. In the event of such re-letting by Landlord, the re-letting shall be on such terms, conditions and rental as Landlord may deem proper, and the proceeds that may be collected from the same, less the expense of re-letting (including reasonable leasing fees and commissions and reasonable costs of renovating the Premises), shall be applied upon the Tenant's rental obligation as set forth in this Lease for the unexpired portion of the Lease Term. Tenant shall be liable for any balance that may be due under this Lease, although Tenant shall have no further right of possession of the Premises; and (d) exercise any other legal or equitable right or remedy which it may have at law or in equity. Notwithstanding the provisions of clause (b) above and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in clause (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by the failure to take rapid action, or if the unperformed obligation of Tenant constitutes an emergency.

         To the extent permitted by law, Tenant hereby expressly waives any and all rights of redemption, granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise. Landlord and Tenant hereby expressly waive trial by jury in any action or proceeding or counterclaim brought by either party hereto against the other party on any and every matter, directly or indirectly arising out of or with respect to this Lease, including, without limitation, the relationship of Landlord and Tenant, the use and occupancy by Tenant of the Premises, any statutory remedy and/or claim of injury or damage regarding this Lease.

         Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be deemed to be additional rent and shall be repaid to Landlord by Tenant upon demand.

         Notwithstanding any of the other provisions of this Lease, in the event Tenant shall voluntarily or involuntarily come under the jurisdiction of the Federal Bankruptcy Code and thereafter Tenant or its trustee in bankruptcy, under the authority of and pursuant to applicable provisions thereof, shall have the power and so using same determine to assign this Lease, Tenant agrees that
(i) Tenant or its trustee will provide to Landlord sufficient information enabling it to independently determine whether Landlord will incur actual and substantial detriment by reason of such assignment and (ii) "adequate assurance of future performance" under this Lease, as that term is generally defined under the Federal Bankruptcy Code, will be provided to Landlord by Tenant and its assignee as a condition of said assignment.

         23. Damages. If this Lease is terminated by Landlord pursuant to
Section 22, Tenant shall, nevertheless, remain liable for all rent and damages which may be due or sustained prior to such termination, and all reasonable costs, fees and expenses including, but not limited to, reasonable attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time and additional damages (the "Liquidated Damages"), which shall be an amount equal to the total rent which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Premises my be rented (other than any additional rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case such Liquidated Damages shall be computed and payable in monthly installments, in advance on the first day of each calendar month following termination of the Lease and continuing until the date on which the Lease Term would have expired but for such termination, and any suit or action brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent month by a similar proceeding.

         If this Lease is terminated pursuant to Section 22, Landlord shall use reasonable efforts to relet the Premises or any part thereof, alone or together with other premises, for such term(s) which may be greater or less than the period which otherwise would have constituted the balance of the Term and on such commercially standard terms and conditions (which may include concessions, free rent and/or alterations of the Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting.

         24. Services and Utilities. Landlord shall provide the following listed services and utilities, namely:

         (a) automatic passenger elevators providing adequate service leading to the floor on which the Premises are located;

         (b) hot and cold water sufficient for drinking, lavatory toilet and ordinary cleaning purposes from fixtures either within the Premises (if provided pursuant to this Lease) or on the floor on which the Premises are located; and

         (c) maintenance of Common Areas in a manner comparable to other first class suburban office buildings in the Baltimore-Washington corridor.

         Landlord shall have no responsibility or liability for failure to supply any service listed above or when prevented from so doing by laws, orders, or regulations of any Federal, State, County or Municipal authority or by strikes, accidents or by any other cause whatsoever beyond Landlord's control.

         25. Electric Power/HVAC For Premises.

         25.1. Electric Service And Meters. Landlord has supplied or will supply the Premises with the necessary lines to provide electric service to the Premises for normal office operations, as well as separate meters so that Tenant's consumption of electric power can be separately measured and charged to Tenant. Tenant shall pay all charges (including meter installation and adjustment) for electric and similar utilities or services so supplied directly to the utility company supplying same when due and before penalties or late charges on same shall accrue. Tenant shall not at any time overburden or exceed the capacity of the mains, feeders, ducts, conduits, or other facilities by which electric and similar utilities are supplied to, distributed in or serve the Premises. If Tenant desires to install any equipment which shall require additional electric or similar facilities of a greater capacity than as provided by Landlord, such installation shall be subject to Landlord's prior written approval of Tenant's plans and specifications therefor. If such installation is approved by Landlord, all costs for providing such additional electrical and similar facilities shall be paid by Tenant.

         25.2. Heating, Ventilating and Air-Conditioning. Also as a part of Landlord's Phase 1 Work and Landlord's Phase 2 Work described in Section 7 hereof, Landlord will install within the Premises facilities and equipment for heating, ventilating and air-conditioning ("HVAC") of the Premises for normal office operations, which equipment and facilities shall be and remain the property of Landlord. All electric power service to operate said HVAC equipment shall be separately metered and charged to Tenant through those meters referred to in Subsection 25.1 above. Tenant will not overburden or misuse said HVAC equipment. All repair, maintenance and/or replacement of such HVAC equipment, whether general prevention or emergency in nature, shall be done and performed by and through Tenant at its cost and expense pursuant to Section 12.1 hereof. Any supplemental HVAC required by Tenant for its SCIF facility installed within the Premises by or on behalf of Tenant shall be maintained and repaired by Tenant at Tenant's sole cost and expense.

         25.3 Interruption to Service. Landlord reserves the right to stop service of, the heating, air conditioning, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the judgment of Landlord are desirable or necessary to be made, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use best efforts to notify Tenant in advance prior to Landlord's stopping any such service and shall use best efforts not to interfere with Tenant's permitted use of the Premises when stopping such service. Landlord shall have no responsibility or liability for failure to supply heat, air conditioning, elevator, plumbing, cleaning and electric service, during such period or when prevented from so doing by laws, orders, or regulations of any federal, state, county or municipal authority or by strikes, accidents or by any other cause whatsoever beyond Landlord's control except where such failure is due to the negligence or willful misconduct of Landlord.

         26. Telephone. Landlord has arranged for the installation of telephone service within the Building. Tenant shall be responsible for contacting the utility company supplying said telephone service and arranging to have such telephone facilities as it may desire to be extended and put into operation in the Premises. Tenant acknowledges and agrees that all telephone and telecommunications services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. All costs related to installation and the provision of such service shall be borne and paid for directly by Tenant.

         In the event Tenant wishes to utilize the services of a telephone or telecommunications provider whose equipment is not servicing the Building at such time Tenant wishes to install its telecommunications equipment serving the Premises ("Provider"), no such Provider shall be permitted to install its lines or other equipment without first securing the prior written consent of Landlord, which consent shall not be unreasonably withheld. Prior to the commencement of any work in or about the Building by the Provider, the Provider shall agree to abide by such rules and regulations, job site rules, and such other requirements as reasonably determined by Landlord to be necessary to protect the interest of the Building and Property, the other tenants and occupants of the Building and the Landlord, including, without limitation, providing security in such form and amount as reasonable determined by Landlord. Each Provider must be duly licensed, insured and reputable. Landlord shall incur no expense whatsoever with respect to any aspect of Provider's provision of its services, including without limitation, the costs of installation, materials and service.

         27. Several Liability. If the Tenant shall be one or more individuals, corporations or other entities, whether or not operating as a partnership or joint venture, then each such individual, corporation, entity, joint venturer or partner shall be deemed to be both jointly and severally liable for the payment of the entire rent and other payments specified herein.

         28. Acceptance of Premises. Tenant shall have reasonable opportunity, provided it does not thereby interfere with Landlord's work, to examine the Premises to determine the condition thereof. Upon taking possession of the Premises, Tenant shall be deemed to have accepted same as being satisfactory and in the condition called for hereunder, except for latent defects and punch list items previously noted to Landlord at a joint walk-thru of the Phase 1 Premises and the Phase 2 Premises, respectively, to be conducted by Landlord and Tenant within fifteen (15) days prior to Landlord's anticipated completion of Landlord's Phase 1 Work and Landlord's Phase 2 Work, respectively.

         29. Inability to Perform. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be per-formed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed in supplying, any service to be supplied by it under the terms of this Lease or is unable to make, or is delayed in making any repairs, additions, alterations, or decorations or is unable to supply, or is delayed in supplying, any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any outside cause whatsoever including, but not limited to, governmental pre-emption in connection with a National Emergency, or by reason of any rule, order or regulation of any department or subdivision of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, unless due to Landlord's gross negligence. Similarly, Landlord shall not be liable for any interference with any services supplied to Tenant by others if such interference is caused by any of the reasons listed in this Section 29. Nothing contained in this Section 29 shall be deemed to impose any obligation on Landlord not expressly imposed by other sections of this Lease.

         30. No Waivers. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

         31. Access to Premises and Change in Services. Subject to Tenant's applicable security policies (of which Landlord is made aware), Landlord shall have the right without abatement of rent, to enter the Premises to examine the same, or to make such repairs and alterations as Landlord shall deem necessary for the safety and preservation of the Building, and also to exhibit the Premises to be let; provided, however, that except in the case of emergency such entry shall only be after 24 hours advance notice first given to Tenant. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair, of the Building or any part thereof, other than as herein elsewhere expressly provided. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, stairs, toilets, elevators, or other public parts of the Building provided that Tenant's permitted use of the Premises is not materially and adversely affected, and to change the name by which the Building is commonly known and/or its mailing address.

         32. Estoppel Certificates. Tenant agrees at any time and from time to time upon not less than ten (10) business days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that to the best of Tenant's information, knowledge and belief, this Lease is unmodified and in full force (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered hereunder may be relied upon by third parties not a party to this Lease.

         Tenant agrees to execute the Estoppel Certificate in the form attached hereto as Exhibit "D" upon acceptance of the Premises.

         33. Subordination. Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to any mortgages, overleases, leasehold mortgages or other security interests now or hereafter a lien upon or affecting the Building or the Property or any part thereof. In connection with such subordination, the parties acknowledge that as of execution of this Lease, the Property is unencumbered by any mortgage or other security interest; provided, however, that in the event Landlord shall from and after the execution of this Lease enter into any mortgage or other security interest with respect to the Building and/or Property, Landlord agrees to use reasonable efforts to secure from any such mortgagee or overlandlord a Subordination, Attornment and Non-Disturbance Agreement in the form attached hereto as Exhibit "F". Tenant shall, at any time hereafter, on request, execute any instruments or leases or other documents that may be required by any mortgage or mortgagee or overlandlord (herein a "Mortgagee") for the purpose of subjecting or subordinating this Lease and the tenancy created hereunder to the lien of any such mortgage or mortgages or underlying lease, and the failure of Tenant to execute any such instruments, releases or documents shall constitute a default hereunder.

         34. Attornment. Tenant agrees that upon any termination of Landlord's interest in the Premises, Tenant will, upon request, attorn to the person or organization then holding title to the reversion of the Premises (the "Successor") and to all subsequent Successors, and will pay to the Successor all of the rents and other monies required to be paid by the Tenant hereunder and perform all of the other terms, covenants, conditions and obligations in this Lease contained; provided, however, that if in connection with such attornment Tenant shall so request from such Successor in writing, such Successor will execute and deliver to Tenant an instrument wherein such Successor agrees that as long as Tenant performs all of the terms, covenants and conditions of this Lease, on Tenant's part to be performed, Tenant's possession under the provisions of this Lease shall not be disturbed by such Successor.

         35. Notices. All notices, demands and requests required under this Lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if either sent by United States registered or certified mail, or overnight by any nationally recognized overnight delivery service, postage prepaid, addressed (i) if to the Landlord at 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045, Attention John Harris Gurley, Vice President and General Counsel, with a copy sent to Constellation Realty Management, LLC, 8815 Centre Park Drive, Columbia, Maryland 21045, Attention Michael T. Kaiser, President or (ii) if to Tenant at the Premises with a copy to Applied Signal Technology, Inc., 400 West California Avenue, Sunnyvale, California 94086, Attention Michael Hahn.

         Any party may designate a change of address by written notice to the above parties, given at least ten (10) days before such change of address is to become effective.

         36. Relocation. Section Intentionally Deleted.

         37. Quiet Enjoyment. Tenant, upon the payment of rent and the performance of all the terms of this Lease, shall at all times during the Lease Term and during any extension or renewal term peaceably and quietly enjoy the Premises without any disturbance from the Landlord or any other person claiming through the Landlord.

         38. Vacation of Premises. Tenant shall vacate the Premises at the end of the Term of this Lease or any extension or renewal thereof. If Tenant fails to vacate at such time there shall be payable to Landlord an amount equal to one hundred and fifty (150%) for the first sixty (60) days of such holdover and thereafter double the monthly rent last due and payable as stated in Section 6.1 for each month or part of a month that Tenant holds over, plus all other payments provided for herein, and the payment and acceptance of such payments shall not constitute an extension or renewal of this Lease. In event of any such holdover, Landlord shall also be entitled to all remedies provided by law for the speedy eviction of tenants, and to the payment of all attorneys' fees and expenses incurred in connection therewith.

         39. Partners' Liability. It is understood that the Owner of the Building is a Maryland Limited Partnership. All obligations of said Owner hereunder are limited to the net assets of the Owner from time to time. No General or Limited Partner of Owner, or of any successor partnership, whether now or hereafter a partner, shall have any personal responsibility or liability for the obligations of Owner hereunder.

         40. Separability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         41. Indemnification. Tenant shall indemnify and hold harmless Landlord and all of its and their respective partners, directors, officers, agents and employees from any and all liability, loss, cost or expense arising from all third-party claims resulting from or in connection with:

         (i) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created in or about the Premises during the Term of this Lease or during the period of time, if any, prior to the Phase 1 Commencement Date that Tenant may have been given access to the Premises;

         (ii) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees, invitees or contractors;

         (iii) any accident, injury or damage whatever occurring in, at or upon the Premises; and

         (iv) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease;

together with all costs and expenses reasonably incurred or paid in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorney's fees and expenses.

         In case any action or proceeding is brought against Landlord and/or any of its and their respective partners, directors, officers, agents or employees and such claim is a claim from which Tenant is obligated to indemnify Landlord pursuant to this Section 41, Tenant, upon notice from Landlord shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). The obligations of Tenant under this Section shall survive termination of this Lease.

         42. Cautions. All headings anywhere contained in this Lease are intended for convenience or reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

         43. Brokers. Tenant represents that Tenant has dealt directly with, only with, Colliers Pinkard as broker in connection with this Lease, and Tenant warrants that no other broker negotiated this Lease or is entitled to any commissions in connection with this Lease.

         44. Recordation. Tenant covenants that it will not, without Landlord's prior written consent, record this Lease or any memorandum of this Lease or offer this Lease or any memorandum of this Lease for recordation. If at any time Landlord or any mortgagee of Landlord's interest in the Premises shall require the recordation of this Lease or any memorandum of this Lease, such recordation shall be at Landlord's expense. If at any time Tenant shall require the recordation of this Lease or any memorandum of this Lease, such recordation shall be at Tenant's expense. If the recordation of this Lease or any memorandum of this Lease shall be required by any valid governmental order, or if any government authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes or documentary stamp taxes, or both transfer taxes and documentary stamp taxes on this Lease or any memorandum of this Lease, Tenant will execute such acknowledgments as may be necessary to effect such recordations and pay, upon request of Landlord, one half of all recording fees, transfer taxes and documentary stamp taxes payable on, or in connection with this Lease or any memorandum of this Lease or such recordation.

         45. Successors and Assigns. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, personal representatives, successors and assigns (subject, however, to the terms of Article 19 hereof).

         46. Integration of Agreements. This writing is intended by the Parties as a final expression of their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations and representations between the Parties are incorporated. No course of prior dealings between the Parties or their affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Lease or any prior agreement between the Parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Lease. Other than as specifically set forth in this Lease, no representations, understandings, or agreements have been made or relied upon in the making of this Lease.

         47. Hazardous Material: Indemnity. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, the Building and/or the Property, or if contamination of the Premises, the Building and/or the Property by Hazardous Material otherwise occurs, for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord and its Mortgagee(s) harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, the Building and/or the Property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, the Building and/or the Property, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Landlord and its Mortgagee(s) by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises, the Building and/or the Property caused or permitted by Tenant results in any contamination of the Premises, the Building and/or the Property, Tenant shall promptly take all actions as its sole expense as are necessary to return the Premises, the Building and/or the Property to the condition existing prior to the introduction of any such Hazardous Material to the Premises, the Building and/or the Property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Building.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Maryland or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under the laws of the State of Maryland, (ii) petroleum, (iii) asbestos, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1321),

(v) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (vi) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), or (vii) defined as a "regulated substance" pursuant to Subchapter IX, Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991 et seq.

         48. Americans With Disabilities Act. Notwithstanding any other provisions contained in this Lease and with the purpose of superseding any such provisions herein that might be construed to the contrary, it is the intent of the Landlord and Tenant that at all times while this Lease shall be in effect that the following provisions shall be deemed their specific agreement as to how the responsibility for compliance (and cost) with the Americans With Disabilities Act and amendments to same "ADA", both as to the Premises and the Property, shall be allocated between them, namely:

         1 . Landlord and Tenant agree to cooperate together in the initial design, planning and preparation of specifications for construction of the Premises so that same shall be in compliance with the ADA. Any costs associated with assuring that the plans and specifications for the construction of the Premises are in compliance with the ADA shall be borne by the party whose responsibility it is hereunder to bear the cost of preparation of the plans and specifications. Similarly those costs incurred in the initial construction of the Premises so that same are built in compliance with the ADA shall be included within Tenants Improvements and handled in the manner as provided for in other Sections of this Lease.

         2. Modifications, alterations and/or other changes required to and within the Common Areas which are not capital in nature shall be the responsibility of Landlord to perform and the cost of same shall be considered a part of the Building Expenses and treated as such.

         3. Modifications, alterations and/or other changes required to and within the Common Areas which are capital in nature shall be the responsibility of Landlord and at its cost and expense.

         4. Modifications, alterations and/or other changes required to and within the Premises (after the initial construction of same), whether capital in nature or non-capital in nature, shall be the responsibility of Tenant and at its cost and expense; unless said changes are structural in nature and result from the original design of the Building, in which instance they shall be the responsibility of Landlord and at its cost and expense.

         Each party hereto shall indemnify and hold harmless the other party from any and all liability, loss, cost or expense arising as a result of a party not fulfilling its obligations as to compliance with the ADA as set forth in this Section 48.

         49. Building Signage. So long as Tenant continues to lease the aggregate rentable square footage on the first floor of the Building as contemplated by this Lease, then Tenant shall have the non-exclusive right to, at Tenant's sole cost and expense, install an exterior Building sign reflecting Tenant's trade name, provided, however, that the trade name used on such signage, the location, design, color, size and method and manner of installation of such signage shall be subject to Landlord's prior approval and shall be based upon detailed plans and specifications (which shall include color selections) prepared by Tenant at its cost and expense which shall be subject to Landlord's prior approval. All governmental or quasi-governmental permits or approvals required for such exterior Building sign shall be obtained by Tenant at its sole cost and expense. Upon the earlier to occur of (a) the expiration or earlier termination of this Lease, or (b) upon a monetary Event of Default by Tenant under this Lease, or (c) expiration or earlier termination of the Term, and/or
(d) if Tenant shall no longer continue to lease the aggregate square footage located on the first floor of the Building, then upon the occurrence of any of such events, Tenant shall cause such signage to be removed from the Building at its sole cost and expense and shall promptly repair all damage caused by the installation and removal of such exterior Building signage.

         Further, to identify tenants of the Building, Landlord at Landlord's expense shall maintain a directory sign in the Building Lobby (the "Building Directory") and at the main Tenant suite entrance door. Landlord shall list Tenant's trade name within the Building Directory and at the main Tenant suite entrance door at Landlord's cost and expense using Building standard materials and design.

         50. Roof Penetrations. Tenant shall have the non-exclusive right to install a roof-top telecommunications equipment serving the Premises on the roof of the Building, provided that: (i) plans and specifications including details as to visibility and method of roof penetration are prepared at Tenant's expense and submitted to Landlord for prior approval; (ii) all costs and expense of any such installations are borne by Tenant; (iii) Tenant releases Landlord from any and all liability or loss incurred by Tenant, its officers, employees, agents and contractors, and other tenants within the Building as a result of any leaks in the roof or loss or damages to the facilities so installed; (iv) Tenant shall use only those licensed, reputable and insured contractors for the installation of such telecommunications equipment; (v) Landlord reserves the right to relocate the Tenant's roof-top equipment, at Landlord's expense, in the event such relocation is necessary or desirable in connection with alterations, expansions or renovations of the Building or Property; (vi) the installation and use of such roof-top equipment shall not unreasonably interfere with the use and quiet enjoyment of the Building by any other person or entity occupying any portion of the Building, and if requested by Landlord, Tenant shall install at its expense sound barriers for its roof-top equipment; (vii) all roof-top equipment installed by or on behalf of Tenant shall be maintained by Tenant at its cost and expense in good operating condition; (viii) Tenant's roof-top equipment shall not be visible above any parapet of the Building; (ix) all roof penetrations shall be appropriately flashed in a manner satisfactory to Landlord at Tenant's cost and expense; (x) Tenant's installation of such equipment shall be subject to all applicable governmental laws, rules and regulations and Tenant shall obtain and keep in force any required permits or other governmental authorizations required in connection with such equipment; and (v) Tenant shall, at its expense, promptly remove such roof-top equipment at its sole cost and expense at the expiration or earlier termination of the Term and shall promptly repair and restore all damage to the Building caused by the installation and removal of such roof-top telecommunications equipment.

         51. Tenant's Right of First Option. Landlord agrees that during the initial seven-year Term of this Lease, Tenant shall have a continuing right of first offering to lease from Landlord all or any portion of the rentable area comprised of approximately 30,000 square feet on the second floor of the Building as shown on Exhibit "E" attached hereto and made a part hereof (the "Expansion Space") for a term running conterminously with the Term of this Lease. At such time as Landlord shall enter into meaningful negotiations with a third party to lease all or any portion of the Expansion Space, Landlord shall so notify Tenant in writing (herein "Landlords Offer Notice"). Tenant's rental of the Expansion Space or any portion thereof shall be at a base rent equal to the "Prevailing Market Rate" hereinafter defined as established by Landlord for the Expansion Space. Landlord shall notify Tenant of the "Prevailing Market Rate" in Landlord's Offer Notice.

         For purposes of this Section 51, the term "Prevailing Market Rate" shall mean the then prevailing market rate being charged for comparable space in comparable office buildings within a five (5) mile radius of the Building as reasonably determined by Landlord (taking into account annual adjustments and rent abatements, cash allowances, premiums, commissions, improvement allowances, age of building, and other concessions commonly in use at the time of the Landlord's Offer Notice).

         Tenant shall exercise the foregoing right of first offering by delivering written notice thereof to Landlord within ten (10) days of Tenant's receipt of Landlord's Offer Notice. Tenant's election notice shall specify all or which portion of the Expansion Space for which Tenant is exercising such right of first offering. In the event Tenant shall exercise its right of first offering granted herein, Landlord and Tenant shall enter into an amendment to this Lease within forty-five (45) days of Landlord's Offer Notice, which amendment shall set for the base rent payable by Tenant for the Expansion Space, and such other agreements, if any, with respect to the Expansion Space. In the event (i) Tenant is then in default under the terms of this Lease at the time of exercising such right, or (ii) Tenant fails to deliver the requisite notice to Landlord exercising such right within the ten
(10) day period specified above, or (iii) Tenant fails to execute an amendment to this Lease for the Expansion Space within thee aforesaid forty-five (45) day period, or (iv) Tenant declines to exercise its right as above-provided as to all or any portion of the Expansion Space, then Landlord shall be free to proceed to lease that portion of the Expansion Space specified in Landlord's Offer Notice to such third party, provided that this right of first offering shall continue in effect pursuant to the terms set forth herein during the initial Term of this Lease for such space referenced in Landlord's Offer Notice and any other space within the Expansion Space becoming available for lease as defined above. The right of first offering herein given shall not be severed from this Lease, or separately sold, assigned or transferred, but may only be assigned or transferred as a part of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively affixed their hands and seals to this Lease as of the day and year first above written.

WITNESS OR ATTEST:                      LANDLORD:
                                        CONSTELLATION REAL ESTATE, INC.,
                                        Agent for Owner

/s/                                     By: /s/ J. Richard Uhlig,        (SEAL)
------------------------------             -----------------------------
                                            J. Richard Uhlig,
                                            Senior Vice President


WITNESS OR ATTEST:                      TENANT:
                                        APPLIED SIGNAL TECHNOLOGY, INC.,
                                        a California corporation

-------------------------------         By: /s/ Gary L. Yancey           (SEAL)
                                            ----------------------------
                                        Title:  President
                                              --------------------------

STATE OF MARYLAND, Baltimore County              , TO WIT:
                  -------------------------------


         I HEREBY CERTIFY, that on this 31 day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared J. RICHARD UHLIG, who acknowledged himself to be the Senior Vice President of CONSTELLATION REAL ESTATE, INC., a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of said corporation for the purposes therein contained as the duly authorized Senior Vice President of said corporation by signing the name of the corporation by himself as such Senior Vice President.

         WITNESS my hand and Notarial Seal.

                                        /s/ Theresa L. Moores
                                       ----------------------   [NOTARY SEAL]
                                       Notary Public
My Commission Expires: 05/01/98

STATE OF CALIFORNIA,
County of Santa Clara

         I HEREBY CERTIFY, that on this 29th day of May, 1996, before me, the undersigned Notary Public of said State, personally appeared Gary L. Yancey, known to me to be the person whose name is subscribed to the within instrument, and acknowledged himself to be the President of APPLIED
SIGNAL TECHNOLOGY, INC., a California, and that he, as such President, being authorized so to do, executed the foregoing instrument on behalf of said Corporation by himself as such President.

        WITNESS my hand and Notarial Seal.

                                          /s/ Mary Rogge
                                          -------------------------------------
                                          Notary Public

My Commission Expires: 3-20-2000

                                 [NOTARY SEAL]

                                  EXHIBIT "A-2"
              DESCRIPTION OF PHASE 1 PREMISES AND PHASE 2 PREMISES

                                   [DIAGRAM]


                                PHASE 1 PREMISES
                                SUITE #100
                                20,783 RSF


                                PHASE 2 PREMISES
                                SUITE #110
                                8,338 RSF






                                                        EXHIBIT "A-2" - Page 1

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


         TO THE EXTENT THAT ANY OF THE FOLLOWING RULES AND REGULATIONS, OR ANY RULES AND REGULATIONS SUBSEQUENTLY ENACTED CONFLICT WITH THE PROVISIONS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL CONTROL.

         1. Tenant shall not obstruct or permit its agents, clerks or servants to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any other way than as a means of passage to and from the offices of Tenant; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper noises in the Building; smoke in the elevators; throw substances of any kind out of the windows or doors, or down the passages of the Building, in the halls or passageways; sit on or place anything upon the window sills; or clean the windows.

         2. Waterclosets and urinals shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

         3. Tenant shall not (i) obstruct the windows, doors, partitions and lights that reflect or admit light into the halls or other places in the Building, or (ii) inscribe, paint, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the Building without the prior written consent of Landlord which shall not be unreasonably withheld. If such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

         4. Section Intentionally Deleted.

         5. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord which shall not be unreasonably withheld, and shall be done only by contractors approved by Landlord. The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to Landlord's approval. No tenants shall lay linoleum or other similar floor covering so that the same shall be in direct contact with the floor of the Premises; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

         6. No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord. A reasonable amount (not to exceed twenty) of keys will be furnished Tenant by Landlord with charge; any additional keys requested by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate keys made and shall not change any locks. All keys to doors and washrooms shall be returned to Landlord at the termination of the tenancy, and in the event of any loss of any keys furnished, Tenant shall pay Landlord the cost thereof. Tenant shall be permitted at its sole cost and expense to install on the entrance doors to the Premises a card key access system provided that Tenant shall first secure Landlord's approval to the contractor installing the same and method of installation, and provided further that Tenant shall provide Landlord a card key for Landlord's access to the Premises.

                                                            EXHIBIT "B" - Page 1

         7. Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning the Premises, without prior written consent of Landlord which shall not be unreasonably withheld. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage done to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

         8. No bicycles, vehicles or animals (except for guide dogs) of any kind shall be brought into or kept in or about the Premises.

         9. Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises; manufacture or store goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises in the Building; permit to be played any musical instrument in the Premises; permit to be played any radio, television, recorded or wired music in such a loud manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Premises.

         Tenant shall not permit any portion of the Premises to be used for the manufacture or sale of intoxicating beverages or the storage, manufacture, or sale of narcotics, tobacco in any form, or as a barber or manicure shop.

         10. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. Such curtains, blinds and shades must be of a quality, type, design, and color, and attached in a manner reasonably approved by Landlord.

         11. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

         12. There shall not be used in the Premises or in the Building, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in passenger elevators.

         13. Tenant, before closing and leaving its Premises, shall ensure that all entrance doors to same are locked.

         14. Landlord shall have the right to prohibit any advertising by Tenant from the Premises which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         15. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

                  (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

                  (b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

                  (c) the right to install and maintain a sign or signs on the exterior of the Building;

                  (d) the exclusive right to use or dispose of the use of the roof of the Building;

                                                            EXHIBIT "B" - Page 2

                  (e) the right to limit the space on the directory of the Building to be allotted to Tenant;

                  (f) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

         16. As used herein the term "Premises" shall mean and refer to the "Leased Premises" as defined in Section 1 of the Lease.

         17. Tenant shall not operate space heaters or other heating or ventilating equipment without the express prior written consent of Landlord in each instance first obtained. Tenant shall not install or operate any electrical equipment, appliances or lighting fixtures in the Premises which are not listed and labeled by Underwriter's Laboratories or other testing organization acceptable to Landlord.

                                                            EXHIBIT "B" - Page 3

                                   EXHIBIT "C"
                       PRELIMINARY PLANS - PHASE 1 PREMISES

                                   [DIAGRAM]



                                PHASE 1 PREMISES
                                20,783 RSF

                                PHASE 2 PREMISES
                                8,338 RSF



                                                     EXHIBIT "C"     Page 1

                                  EXHIBIT "D"
                               ESTOPPEL CERTIFICATE

Premises:  135 National Business Parkway
           National Business Park
           Annapolis Junction, Maryland 20701



         Lease dated: ________________ 199_, between CONSTELLATION REAL ESTATE, INC., Agent for Owner, Landlord, and APPLIED SIGNAL TECHNOLOGY, INC., a California corporation, Tenant.

         The undersigned, the Tenant under the above Lease, hereby certifies to ____________________, to induce ____________________ to loan certain funds to
Landlord/____________________ to invest certain funds in the Landlord pursuant to Landlord's Limited Partnership Agreement, that said Lease is presently in full force and effect and unmodified; that the term thereof commenced on ____________________ and full rental is now accruing thereunder; in addition to the minimum rent payable under the Lease, Tenant is paying the additional rents as required thereby; that the undersigned accepted possession of said premises on ____________________, and that any improvements required by the terms of said Lease to be made by the Landlord have been completed to the satisfaction of the undersigned; that no rent under said Lease has been paid beyond ____________________, and that the undersigned, as of this date, has no charge, lien or claim of offset under said Lease or otherwise, against rents or other charges due or to become due thereunder, except as to the security deposits, if any, listed below and to the knowledge of the undersigned, there is no default by the Landlord under the Lease.

         Tenant Deposit held by Landlord: $________________.



WITNESS OR ATTEST:                     APPLIED SIGNAL TECHNOLOGY, INC.,
                                       a California corporation



__________________________________     By______________________________________

                                                            EXHIBIT "D" - Page 1

                                   EXHIBIT "E"
                         DESCRIPTION OF EXPANSION SPACE

                               THE EXPANSION SPACE

                           Second Floor, 135 National
                                Business Parkway

                                   [DIAGRAM]
                                                            EXHIBIT "E" - Page 1

                                   EXHIBIT "F"
             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

         THIS AGREEMENT, made this _____ day of __________, 1996, by and among CONSTELLATION REAL ESTATE, INC., a Maryland corporation, Agent for Owner (hereinafter called "Lessor"), ________________________________________
(hereinafter called "Lessee"), and __________________________________________
a national banking association (hereinafter called "Mortgagee").

        WHEREAS, by Lease dated ________________, 1996, (hereinafter called the "Lease") between Lessor and Lessee, Lessee leased certain improvements constructed or to be constructed on the real property described in
Schedule 1 attached hereto (hereinafter called the "Property"); and

         WHEREAS, Mortgagee is, or will be, the holder of a note secured by a deed of trust recorded or intended to be recorded among the Land Records of the jurisdiction in which the Property is located, which constitutes a lien against the Property (which deed of trust, as the same may be modified, supplemented, extended, or renewed from time to time, is hereinafter called the "Deed of Trust"); and

         WHEREAS, Mortgagee desires that Lessee agree to attorn to the purchaser at foreclosure of the Deed of Trust in the event of such foreclosure, or to Mortgagee in the event of collection of the rent by Mortgagee; and Lessee is willing to agree to attorn if Mortgagee and such purchaser will recognize Lessee's rights under the Lease as hereinafter indicated.

         NOW THEREFORE, for and in consideration of the sum of One Dollar ($1.00) paid in hand by each of the parties hereto to the other, receipt whereof is acknowledged, and for and in consideration of their respective covenants herein made, the parties agree as follows:

         1. So long as no default has occurred and continued for such period of time (after notice, if any, required by the Lease) as would entitle the Lessor to terminate the Lease or would cause, without any further action of the Lessor, the termination of the Lease, the Lease shall not be terminated, nor shall the Lessee's use, possession or enjoyment of the leased premises be interfered with, nor shall the leasehold estate granted by the Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with the Deed of Trust or in case the Mortgagee takes possession of the Property pursuant to the provisions of the Deed of Trust.

         2. Subject to the provisions of this Agreement, the estate created by the Lease shall be subject and subordinate to the lien and terms and conditions of the Deed of Trust. If the interest of Lessor in the Property shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it, or by deed in lieu of foreclosure or any other manner, Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option in the Lease, with the same force and effect as if Mortgagee were the Lessor under the Lease. Lessee does hereby attorn to Mortgagee as its landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of the Lessor in the Property. Upon request, Lessee will execute a written attornment agreement in favor of Mortgagee at such time as Mortgagee succeeds to the Lessor's interest in the Property.

                                                      Exhibit "F" - Page 1 of 5

         3. If Mortgagee shall succeed to the interest of Lessor under the Lease, Mortgagee shall not be (a) liable for any act or omission of Lessor, or
(b) subject to any offsets or defenses which Lessee might have against Lessor, or (c) bound by any rent or additional rent which Lessee might have paid for more than one month in advance or any security deposit, unless the rent, additional rent or security deposit is actually in the Mortgagee's possession, or (d) bound by any amendment or modification of the Lease made without Mortgagee's consent.

         4. At any time after an event of default has occurred under the Deed of Trust, Lessee shall make payments under the Lease directly to Mortgagee. Receipt of Mortgagee's written certification that such an event of default has occurred shall be the only condition to Lessee's making payments directly to Mortgagee, and Lessee shall not be required to investigate or verify the nature or extent of any default. Lessor by its execution of this Agreement irrevocably consents to such direct payment by Lessee and agrees to hold Lessee harmless for the application of any payments so made.

         5. Lessee agrees (a) to give the Mortgagee written notice and a period of 30 days within which the Mortgagee may, at its option, cure any default by Lessor under the Lease, (b) to certify to the Mortgagee from time to time as to whether the Lease is in effect and whether there are any defaults thereunder,
(c) not to surrender, cancel or terminate the Lease, except due to an uncured default by Lessor, without the Mortgagee's prior written consent, (d) that if Mortgagee elects to perform Lessor's obligations under the Lease, the Lease shall not be terminated due to any defaults of Lessor which are not capable of being cured by Mortgagee, such as, for example, the bankruptcy of Lessor, and
(e) that notwithstanding anything contained in the Lease to the contrary, the application of hazard insurance and condemnation proceeds shall be determined in accordance with the Deed of Trust.

         6. Lessee certifies to Mortgagee that: (a) the Lease is in full force and effect, (b) the Lease has not been modified or amended, (c) neither the Lessor nor the Lessee is in default under the Lease, (d) Lessee has no defense or offset to the payment of rent, (e) no rent has been paid for more than 30 days in advance, (f) all improvements which the Lessor is required to provide or construct under the Lease have been furnished and/or completed in an acceptable manner, (g) the Lessee is not the subject of any bankruptcy or insolvency proceeding, nor, to the best of Lessee's knowledge is any such proceeding contemplated by or threatened against Lessee, and (h) the Lessee has no right of first refusal, option, or other right to purchase the Property or any portion thereof.

         7. All notices under this Agreement shall be given by first class registered or certified mail, postage prepaid, addressed as follows:

                   if to the Lessor:   Constellation Real Estate, Inc.
                                       8815 Centre Park Drive, Suite 400
                                       Columbia, Maryland 21045
                                       Attention: John Harris Gurley,
                                       Vice President and General Counsel


                   if to the Lessee:
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------

                   if to the Mortgagee:
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------

or at such other address as any of the parties have notified the others of in the manner provided in this paragraph.

                                                      Exhibit "F" - Page 2 of 5

         8. The word "Lease" as used herein shall mean the Lease executed by Lessor and Lessee, as amended or modified by written agreements hereafter made, from time to time, between Lessor and Lessee and consented to by Mortgagee. The words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Lessor's estate in the Property by voluntary deed (or assignment) in lieu of foreclosure. The word "Mortgagee" shall include the Mortgagee herein specifically named and any of its nominees, successors, and assigns, including anyone who shall have succeeded to Lessor's interest in the Property by, through or under foreclosure of the Deed of Trust, or by voluntary deed.

         9. All of the terms, covenants and conditions hereof shall run with the land and shall be binding upon and inure to the benefit of the parties hereto and their respective [heirs, personal representatives] successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and sealed the day and year first above written.

WITNESS OR ATTEST:                     CONSTELLATION REAL ESTATE, INC.,
                                       a Maryland corporation,
                                       Agent for Owner

__________________________________     By:____________________________   (SEAL)

                                                    LESSOR


WITNESS OR ATTEST:


__________________________________     By:____________________________   (SEAL)

                                                     LESSEE


WITNESS OR ATTEST:


__________________________________     By:____________________________   (SEAL)

                                                  MORTGAGEE

STATE OF MARYLAND, COUNTY OF ____________________ TO WIT:

         I HEREBY CERTIFY, that on this _____ day of ____________ 1996, before me, the undersigned Notary Public of said State, personally appeared J. RICHARD UHLIG, who acknowledged himself to be Senior Vice President of CONSTELLATION REAL ESTATE, INC., Agent for Owner, a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed

                                                      Exhibit "F" - Page 3 of 5
the same for the purposes therein contained as the duly authorized Agent by signing the name of the corporation by himself as Agent.

         WITNESS my hand and Notarial Seal.

                                            ___________________________________
                                            Notary Public


My Commission Expires:____________________


STATE OF _______________, CITY/COUNTY OF _______________,TO WIT:

         I HEREBY CERTIFY, that on this _____ day of _______________, 1996, before me, the undersigned Notary Public of said State, personally appeared ____________________ who acknowledged himself/herself to be a ________________
of _________________________________, known to me (or satisfactorily proven)
to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized _____________________________ of said corporation by signing the name of the corporation by himself/herself as ___________________.


         WITNESS my hand and Notarial Seal.

                                            ___________________________________
                                            Notary Public

My Commission Expires:__________________

STATE OF MARYLAND,__________________________ TO WIT:

         I HEREBY CERTIFY that on this _____ day of __________, 1996, before me, the undersigned Notary Public of said State, personally appeared _________________________________, who acknowledged himself to be the
_________________________________ of _____________________________________
a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ______________________________ of said national banking association by signing the name of the association by himself/herself as _________________
_______________________.

         WITNESS my hand and Notarial Seal.


                                            ___________________________________
                                            Notary Public
My Commission Expires: __________________


                                                      Exhibit "F" - Page 4 of 5

                                   Schedule 1

         BEING KNOWN AND DESIGNATED as Lot 6BR, as shown on that certain resubdivision plat entitled, "The National Business Park, Lots 6-AR, 6-BR, and 7AR," which Plat is recorded among the Land Records of Anne Arundel County, Maryland in Plat Book ___________ Page No. ___________, as Plat No. __________.

                                                      Exhibit "F" - Page 5 of 5

                       FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the "First Amendment") is made and entered into to be effective as of February 1, 1995, by and between SUNNYVALE BUSINESS PARK, A CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and Applied Signal Technology, Inc., a California corporation ("Tenant"), with reference to the following facts.

                                    RECITALS

        A. Landlord and Tenant have entered into that certain Lease Agreement dated November 23, 1994 (the "Lease"), wherein Tenant leased from Landlord those certain premises in the Buildings located at 115, 160, 175 and 190 Sobrante Way, Sunnyvale, California and consisting of approximately 202,587 rentable square feet of office and warehouse space (the "Premises"), as more particularly described in the Lease.

        B. Landlord and Tenant desire to modify the terms and provisions of the Lease to accurately reflect the parties' intentions with respect to casualty damage to any portion of the Premises.

        C. Landlord and Tenant desire to modify the Lease on the terms and conditions set forth in this First Amendment.

        NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Section 28 of the Lease entitled "Casualty Damage" is hereby deleted in its entirety and the following shall be substituted therefor in its entirety:

                28.     Casualty Damage.

                        28.1 CASUALTY. If the Premises or any part thereof (including the Tenant Improvements but excluding any other alterations or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within two hundred forty (240) days; or (b) in more than two hundred forty (240) days, from the date of such notice.

                        28.1.1  MINOR INSURED DAMAGE.   If any of the
individual premises comprising the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within two hundred forty (240) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage and Landlord is able to do so under then applicable governmental codes, ordinances, regulations and/or laws, Landlord shall repair the damaged portions of the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant (other than the Tenant Improvements) or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date and to the extent such damage or destruction materially interferes with Tenant's use or occupancy of the portion of the Premises which are damaged, but only to the extent business interruption insurance proceeds are not received by Tenant.

                        28.1.2 MAJOR INSURED DAMAGE. If any of the individual premises comprising the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within two hundred forty (240) days, and if (i) there are not adequate insurance proceeds to enable Landlord to repair, rebuild and/or restore the damaged portions of the Premises (and Tenant does not deliver, or agree to deliver, to Landlord sufficient funds to cover any shortfall in insurance proceeds; or Landlord does not elect to cover any shortfall in insurance proceeds), or (ii) reparation, rebuilding or restoration would not be permitted under then applicable governmental codes, ordinances, regulations and/or laws, then either Landlord or Tenant may terminate this Lease as it relates to the damaged Building(s) by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate this Lease as it relates to the damaged Building(s) then this Lease shall terminate with respect to the portion(s) of the Premises so terminated and the Rent shall be abated from the date Tenant vacates the damaged individual premises comprising the Premises of the damaged Building(s). If neither party elects to terminate this Lease as it relates to the damaged Building(s), Landlord shall promptly commence and diligently prosecute to completion the repairs to the damaged portion(s) of the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant, other than the Tenant Improvements, or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent such damage or destruction materially interferes with Tenant's use or occupancy of the damaged Portion(s) of the Premises but only to the extent business interruption insurance proceeds, as related to this Lease, are not received by Tenant.

        28.1.3 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 28.2 below, if any of the individual premises comprising the Premises are damaged or destroyed during the last year of the then applicable term of this Lease, Landlord may, at its option, cancel and terminate this Lease as it relates to the damaged Building(s) by giving written notice to Tenant of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord so elects to terminate this Lease as it relates to the damaged Building(s), all rights of Tenant hereunder with respect to such portion of the Premises shall cease and terminate ten (10) days after Tenant's receipt of such notice.

        28.2 TENANT'S OR TENANT'S REPRESENTATIVE'S FAULT. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by any insurance proceeds. In addition, notwithstanding any to the contrary contained herein, Tenant shall not have any rights to terminate this Lease pursuant to the provisions of this Section 28.

        28.3 UNINSURED CASUALTY. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any deductible amounts under the property insurance for the Premises and/or the Buildings; provided, however, with respect to the deductible for any earthquake, Tenant shall pay such earthquake deductible amortized over a period equal to the lesser of five (5) years of the then remaining balance of the term of this Lease. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by any portion of the Premises requires that the insurance proceeds by applied to such indebtedness, then Landlord shall have the right to terminate this Lease as this Lease relates to the damaged Building(s) by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder with respect to the portion(s) of the Premises for which this Lease is so terminated, except for those obligations expressly provided for in this Lease to survive such termination of this Lease related to the damaged Building(s).

        28.4 TENANT'S WAIVER. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's personal property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the damaged portion(s) of the Premises are unfit for occupancy as specifically provided above in this Section 28. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease, except as otherwise expressly permitted hereunder, or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time. Notwithstanding anything in the Lease to the contrary, if the Lease is terminated as it relates to the damaged portion of the Individual premises comprising the Premises, the Lease as it relates to the balance of the individual premises comprising the Premises which are not damaged shall remain in full force and effect.

     2. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to such terms as set forth in the Lease.

     3. Landlord and Tenant hereby further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as modified by this First Amendment. The terms and provisions of the Lease are hereby incorporated herein in their entirety.

     4. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall prevail.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first written above in this First Amendment.


TENANT:

Applied Signal Technology, Inc.,
A California Corporation

By: /s/ Gary L. Yancey
    ---------------------------------
    Gary L. Yancey
    President


LANDLORD:

SUNNYVALE BUSINESS PARK,
A CALIFORNIA LIMITED PARTNERSHIP

By:    LINCOLN MATHILDA ASSOCIATES LIMITED PARTNERSHIP,
       A CALIFORNIA LIMITED PARTNERSHIP

       By: Lincoln Property Company Management Services, Inc., As Manager and Agent for Owner

               By: /s/ illegible
                   ---------------------------------
                   Vice President


By:    PATRICIAN ASSOCIATES, INC.,
       a California corporation

       By: /s/ Michael S. Duffy
           ---------------------------------
               Michael S. Duffy
               Vice President


       By: /s/ Timothy E. Minton
           ---------------------------------
               Timothy E. Minton
               Vice President & Secretary